UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form N-CSR

CERTIFIED SHAREHOLDER REPORT OF

REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-08934

Voya Strategic Allocation Portfolios, Inc.

(Exact name of registrant as specified in charter)

7337 East Doubletree Ranch Road, Suite 100, Scottsdale, AZ	85258
(Address of principal executive offices)	(Zip code)

The Corporation Trust Incorporated, 300 East Lombard Street, Baltimore, MD 21201

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-800-992-0180

Date of fiscal year end: December 31

Date of reporting period: December 31, 2017

Item 1. Reports to Stockholders.

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Act (17 CFR 270.30e-1):

Annual Report

December 31, 2017

Classes I and S

Strategic Allocation Funds-of-Funds

■  Voya Strategic Allocation Conservative Portfolio
■  Voya Strategic Allocation Growth Portfolio
■  Voya Strategic Allocation Moderate Portfolio

This report is submitted for general information to shareholders of the Voya mutual funds. It is not authorized for distribution to prospective shareholders unless accompanied or preceded by a prospectus which includes details regarding the funds’ investment objectives, risks, charges, expenses and other information. This information should be read carefully.

INVESTMENT MANAGEMENT
voyainvestments.com

TABLE OF CONTENTS

President’s Letter	1
Market Perspective	2
Portfolio Managers’ Reports	4
Shareholder Expense Examples	9
Report of Independent Registered Public Accounting Firm	10
Statements of Assets and Liabilities	11
Statements of Operations	12
Statements of Changes in Net Assets	13
Financial Highlights	15
Notes to Financial Statements	16
Portfolios of Investments	24
Tax Information	34
Director and Officer Information	35
Advisory and Sub-Advisory Contract Approval Discussion	39

PROXY VOTING INFORMATION
A description of the policies and procedures that the Portfolios use to determine how to vote proxies related to portfolio securities is available: (1) without charge, upon request, by calling Shareholder Services toll-free at (800) 992-0180; (2) on the Portfolios’ website at www.voyainvestments.com; and (3) on the U.S. Securities and Exchange Commission’s (“SEC’s”) website at www.sec.gov. Information regarding how the Portfolios voted proxies related to portfolio securities during the most recent 12-month period ended June 30 is available without charge on the Portfolios’ website at www.voyainvestments.com and on the SEC’s website at www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS
The Portfolios file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Portfolios’ Forms N-Q are available on the SEC’s website at www.sec.gov. The Portfolios’ Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. The Portfolios’ Forms N-Q, as well as a complete portfolio of investments, are available without charge upon request from the Portfolios by calling Shareholder Services toll-free at (800) 992-0180.

(THIS PAGE INTENTIONALLY LEFT BLANK)

PRESIDENT’S LETTER

After a Strong Year, Positive Expectations

Dear Shareholder,

The U.S. equity market proved resilient throughout 2017, posting a “perfect pitch” year with not one single month of negative returns. A lot of chatter in the markets has focused on the low levels of volatility that prevailed in 2017, and whether 2018 will be the year that volatility returns (witness early February markets). As usual there are also any number of geopolitical or other risks that could cause a sell-off, but we are heartened by the reality of macroeconomic fundamentals, which include strong and synchronous global growth; we believe these would likely be a governor on a rise in volatility.

We believe the United States, Europe and China will continue to dominate the world economy in 2018. Combined, the three account for about $48 trillion of GDP, more than 60% of the $79 trillion global GDP produced each year. And the rest of the world still has its own positive backdrop: The International Monetary Fund projects that 185 of 190 national economies will grow in 2018.

While economic growth may be synchronous across the globe, it is not likely to be uniform — thus, broad global diversification across continents and asset classes remains important for positioning your portfolio to benefit from potential opportunities. Regardless of where individual markets are in their business cycles, we believe investors are best served by following their asset allocation plan and avoiding the temptation to time entry or exit points.

If your goals have changed, thoroughly discuss them with your investment advisor before making any changes to your investment strategy. We seek to remain a reliable partner committed to reliable investing, helping you and your investment advisor achieve your goals. We appreciate your continued confidence in us, and we look forward to serving your investment needs in the future.

Sincerely,

Shaun Mathews
President and Chief Executive Officer
Voya Family of Funds
January 19, 2018

The views expressed in the President’s Letter reflect those of the President as of the date of the letter. Any such views are subject to change at any time based upon market or other conditions and the Voya mutual funds disclaim any responsibility to update such views. These views may not be relied on as investment advice and because investment decisions for a Voya mutual fund are based on numerous factors, may not be relied on as an indication of investment intent on behalf of any Voya mutual fund. Reference to specific company securities should not be construed as recommendations or investment advice.

International investing poses special risks including currency fluctuation, economic and political risks not found in investments that are solely domestic.

MARKET PERSPECTIVE:  YEAR ENDED DECEMBER 31, 2017

In our semi-annual report we described how global equities, in the form of the MSCI World IndexSM (the “Index”), measured in local currencies, including net reinvested dividends, rose 8.25%, carried higher in what seemed to be the path of least resistance. Investor sentiment was still trying to come to terms with the unexpected result of the U.S. presidential election. For this and perhaps more importantly, other reasons, the Index continued its advance, rising in every month, to end up 18.48% for the fiscal year. (The Index returned 22.40% for the year ended December 31, 2017, measured in U.S. dollars.)

By mid-year most commentators had largely discounted a reflation trade driven by U.S. legislative initiatives. But this did not mean that such initiatives were dead; just that the credibility of anything market friendly coming out of them had fallen very low. The President had said on February 9 that he would announce his pro-growth tax reform plan in the coming weeks. Nothing solid had emerged and by early July the Senate was still pre-occupied with the Affordable Care Act (“ACA”), desperately trying to pass any version of a repeal and replace bill. Such attempts finally foundered in the early hours of July 28.

But investors could still take comfort in a narrative of improving global growth and corporate earnings, with monetary conditions still historically easy, to underpin the prices of risk assets. The evidence was there to see. In August the Wall Street Journal observed that the prices of base metals had recently hit multi-year highs, inferring that investors were increasingly bullish on global growth, and later noted that every country tracked by the Organization for Economic Cooperation and Development was set to grow in 2017.

In the euro zone, unemployment ended November at 8.8%, the lowest since January 2009. Gross domestic product (“GDP”) grew 2.5% year-over-year in the third quarter of 2017, slightly higher than the U.S. (2.3%). The European Central Bank finally confirmed that monthly bond purchases would be halved to €30 billion in 2018. The region’s Economic Sentiment Indicator ended the period at the highest since 2000.

China’s GDP growth in the second quarter of 2017 was a healthy 6.9% year-over-year and 6.8% in the third. Imports were continuing to grow at double-digit year-over-year rates, supporting global demand. Excessive debt remained a problem in financial markets, however. In November the authorities announced curbs on leverage in asset management products and promises of guaranteed returns.

Even Japan contributed some good news with GDP rising in the third quarter of 2017 for the seventh straight quarter.

In the U.S., the Federal Reserve (“Fed”) added 25bp (0.25%) to the federal funds rate in March and did so again in June. But areas of sluggishness, like low core consumer price inflation and wage growth persisted into September, which started with devastating hurricanes and rising geo-political tensions with North Korea. Some commentators suggested that the Fed might be done for the year.

However, the hurricanes subsided, geo-political tensions cooled and yet another forlorn attempt to replace the ACA was shrugged off. The December employment report showed the unemployment rate barely above 4%, near the lowest since February 2001. Third quarter GDP growth was reported at 3.2% (annualized) after 3.1% in the second. The outline of a long-awaited pro-growth tax reform program was finally announced, although moving day by day to bring recalcitrant senators on board. For investors, its key feature was a reduction in the corporate tax rate to 21%, which many believed would be used to increase share buy-backs and dividends. The Fed duly raised the federal funds rate by another 25bp (0.25%) in December and the tax bill was signed into law on December 22.

In U.S. fixed income markets, the Bloomberg Barclays U.S. Aggregate Bond Index (“Barclays Aggregate”) added 3.54% in the fiscal year. The Treasury yield curve became flatter, with yields on maturities up to about nine years rising and those on longer maturities falling. Thus the Bloomberg Barclays U.S. Treasury Bond Index rose 2.31% while the Bloomberg Barclays Long-Term U.S. Treasury sub-index gained 8.53%. Indices of riskier classes generally outperformed Treasuries: the Bloomberg Barclays U.S. Corporate Investment Grade Bond Index climbed 6.42%, the Bloomberg Barclays High-Yield Bond — 2% Issuer Constrained Composite Index (not a part of the Barclays Aggregate) rose 7.50%.

U.S. equities, represented by the S&P 500® Index including dividends, surged 21.83% in 2017. The earnings per share of its constituent companies grew 6.4% year-over-year in the third quarter of 2017, after two quarters of double-digit gains. Technology was the leader, soaring 38.83%. Telecommunications and energy were the laggards, falling 1.25% and 1.01% respectively. Index companies thought to offer comparatively good earnings growth outperformed those considered to offer comparatively good value by more than 12%.

In currencies, the dollar fell 12.37% against the euro, 8.63% against the pound, reflecting some dissipation of the post-election reflation euphoria. In the meantime, the euro zone’s prospects had improved, while some of the panic over Brexit had faded. The dollar slipped 3.65% against the yen, moving within a narrow trading range for most of the year.

In international markets, the MSCI Japan® Index jumped 19.75% over the year, in an environment of improving corporate governance and profitability, with little competition from fixed income investments. The MSCI Europe ex UK® Index rose 13.59%. Aside from the positive developments noted above, corporate earnings were improving and political fears were assuaged by the election of a centrist President in France. But gains were muted by the strengthening euro. The MSCI UK® Index rose 11.94%. GDP growth was down to 0.4% in each of the middle two quarters, Brexit negotiations were slow and inconclusive and we believe by year end it was abundantly clear that the UK’s position was very weak.

All indices are unmanaged and investors cannot invest directly in an index. Past performance does not guarantee future results. The performance quoted represents past performance. Investment return and principal value of an investment will fluctuate, and shares, when redeemed, may be worth more or less than their original cost. The Portfolios’ performance is subject to change since the period’s end and may be lower or higher than the performance data shown. Please call (800) 992-0180 or log on to www.voyainvestments.com to obtain performance data current to the most recent month end.

Market Perspective reflects the views of Voya Investment Management’s Chief Investment Risk Officer only through the end of the period, and is subject to change based on market and other conditions.

BENCHMARK DESCRIPTIONS

Index	Description
Bloomberg Barclays High Yield Bond — 2% Issuer Constrained Composite Index	An index that includes all fixed-income securities having a maximum quality rating of Ba1, a minimum amount outstanding of $150 million, and at least one year to maturity.
Bloomberg Barclays U.S. Aggregate Bond Index	An index of publicly issued investment grade U.S. Government, mortgage-backed, asset-backed and corporate debt securities.
Bloomberg Barclays U.S. Corporate Investment Grade Bond Index	An index consisting of publicly issued, fixed rate, nonconvertible, investment grade debt securities.
Bloomberg Barclays Long-Term U.S. Treasury Index	This index measures the performance of U.S. Treasury bills with long-term maturity. The credit level for this index is investment grade. The rebalance scheme is monthly.
Bloomberg Barclays U.S. Treasury Bond Index	A market capitalization-weighted index that measures the performance of public obligations of the U.S. Treasury that have a remaining maturity of one year or more.
MSCI Europe ex UK® Index	A free float-adjusted market capitalization index that is designed to measure developed market equity performance in Europe, excluding the UK.
MSCI Japan® Index	A free float-adjusted market capitalization index that is designed to measure developed market equity performance in Japan.
MSCI UK® Index	A free float-adjusted market capitalization index that is designed to measure developed market equity performance in the UK.
MSCI World IndexSM	An index that measures the performance of over 1,400 securities listed on exchanges in the U.S., Europe, Canada, Australia, New Zealand and the Far East.
Russell 3000® Index	An index that measures the performance of the largest 3000 U.S. companies representing approximately 98% of the investable U.S. equity market.
S&P 500® Index	An index that measures the performance of securities of approximately 500 large-capitalization companies whose securities are traded on major U.S. stock markets.
Tokyo Stock Price Index (“TOPIX Index®”)	A composite index for the Tokyo Stock Exchange tracking all domestic stocks from the first section of the exchange.

VOYA STRATEGIC ALLOCATION PORTFOLIOS	PORTFOLIO MANAGERS’ REPORT

Voya Strategic Allocation Conservative Portfolio seeks to provide total return (i.e., income and capital growth, both realized and unrealized) consistent with preservation of capital. Voya Strategic Allocation Growth Portfolio seeks to provide capital appreciation. Voya Strategic Allocation Moderate Portfolio seeks to provide total return (i.e., income and capital appreciation, both realized and unrealized). Each Portfolio seeks to achieve its investment objective by investing in a combination of underlying funds which are actively managed funds or passively managed funds (index funds). Each Portfolio uses an asset allocation strategy (“Target Asset Allocation”) designed for investors who have a risk profile applicable to that Portfolio(1). These Target Asset Allocations as of December 31, 2017 are set out in the table below. Voya Strategic Allocation Conservative Portfolio, Voya Strategic Allocation Growth Portfolio and Voya Strategic Allocation Moderate Portfolio (each a “Portfolio” and collectively, the “Portfolios”) are managed by Paul Zemsky, CFA, Chief Investment Officer and Portfolio Manager of Voya Investment Management Co. LLC (“Voya IM”) — the Sub-Adviser.

Performance: For the year ended December 31, 2017, Voya Strategic Allocation Conservative Portfolio’s Class I shares provided a total return of 10.53% compared to the Bloomberg Barclays U.S. Aggregate Bond Index which returned 3.54% for the same period. For the year ended December 31, 2017, Voya Strategic Allocation Growth Portfolio’s Class I shares provided a total return of 17.88% compared to the Russell 3000® Index, which returned 21.13% for the same period. For the year ended December 31, 2017, Voya Strategic Allocation Moderate Portfolio’s Class I shares provided a total return of 14.49% compared to the Russell 3000® Index, which returned 21.13% for the same period.

Portfolio Specifics: The Portfolio managers attempt to enhance investment returns by tactically deviating from Strategic Asset Allocations to take advantage of opportunities or reduce risk. The following tactics were among those employed in 2017.

All of the Portfolios started the year with an overweight to U.S. large-cap equities, funded by an underweight to fixed income. In January, the Portfolios purchased Japanese equities, funded by selling a portion of their U.S. large-cap equity position. At the time of the trade, we believed Japan to be one of the markets most likely to benefit from an acceleration in global growth. Therefore, we positioned the Portfolios to benefit from continued qualitative and quantitative easing by the Bank of Japan. This trade maintained the Portfolios’ global equity overweight, rotating equity from the United States towards more cyclical regions of the world. This position was unwound at the end of February, given the growing realization that the Bank of Japan’s easing was ineffective in its attempt to reaccelerate the Japanese economy. The proceeds of the sale were used to purchase U.S. large-cap equities.

At the end of March, the Portfolios enacted two new positions, selling their U.S. large-cap equity overweight in favor of euro zone and emerging market equities. Both trades were supported by what we believe are attractive valuations and strong fundamentals underpinned by easing financial conditions and global reacceleration.

At the close of April, adjustments were made to the strategic asset allocation targets to reflect the portfolio management team’s revised long-term capital market expectations for a range of asset classes. This resulted in modest changes in the Portfolios’ sub-asset allocations in varying degrees. Primary adjustments across all Portfolios included a shift from growth to value within U.S. large-cap equities, increased allocations to small-cap equities and reduced global fixed income exposure in favor of core U.S. fixed income. The Growth and Moderate Portfolios also removed global fixed income as a strategic asset class and increased their allocations to developed international and emerging markets equities.

In June, the Portfolios tactically rotated a portion of their U.S. large-cap equity allocations towards growth to offset the value bias in their strategic allocations. The rationale supporting a growth-tilted market was based on the U.S. Federal Reserve Board’s (“Fed”) firm resolve for gradual interest-rate increases, two straight disappointing inflation readings and continual problems besetting the Trump administration’s agenda.

At the close of August, the Portfolios converted their existing euro zone equity exposure from a currency hedged position to an unhedged position. In August, the long euro and short U.S. dollar positioning had come off of extremes, providing an opportunity to scale into non-U.S. dollar exposure for the trade. In addition, fundamental indicators — such as gross domestic product (GDP) and purchasing managers index differentials between the two economies — were showing support for a stronger euro versus the U.S. dollar.

At the end of September, the Portfolios opened positions in Japanese equities by selling international developed equities. At the time of the trades, Japan was on course to deliver the strongest earnings growth of any major region in 2017, but was the only major region to have been de-rated in forward price-to-earnings (“P/E”) terms. What’s more, at trade time, the TOPIX Index® was inexpensive, trading at a forward P/E relative to the MSCI World IndexSM at the lower end of its 12-year historical range. In October, the Portfolios further increased their Japanese equity exposure, funded by a reduced allocation to U.S. large blend equities.

During the year, tactical moves had a positive impact across all Portfolios. Overall, tactical allocation trades and underlying fund selection had positive impacts on the Portfolios for the period.

During the year, the Portfolios utilized various futures to enact tactical positions. Futures were utilized to avoid significant manager disruption and provide the Portfolios with greater liquidity. The impact of the derivatives was in line with expectations of the tactical asset allocation positions.

The portfolio management team also attempt to add value by selecting underlying funds that are expected to perform well against the various asset class benchmarks from which the Strategic Asset Allocations are constructed. For the year, the largest outperformers relative to their respective benchmark were Voya Index Plus LargeCap, Voya Global Bond and VY® Clarion Real Estate. Underlying funds that underperformed their benchmark included Voya Small Company, Voya Floating Rate and Voya High Yield Bond.

Current Strategy and Outlook: Equities had a strong run in 2017, driven equally by multiple expansion and earnings growth. Investors will likely find that earnings will have to do most of the heavy lifting in 2018, as equities have become more expensive at 19 times forward earnings. We believe that it’s not a bad thing to have an earnings-driven year for equities. Based upon our models, we believe the S&P 500® Index should be able to deliver 10% earnings growth. While tax cuts can add more fuel to the earnings fire, they are largely already incorporated into equity prices.

We favored equities in 2017 and continue to do so going into 2018. The emerging markets were the darlings of last year, gaining over 30%. Even with a modest setback, lagging U.S. equities in the fourth quarter, in our view they are the ultimate beneficiaries of stronger than expected global growth and in our view offer good valuations. Japan has been among our strongest views in the latter part of 2017. In our view, the continued support from “Abenomics” and the central bank anchoring bond yields have produced solid growth and modest inflation.

PORTFOLIO MANAGERS’ REPORT	VOYA STRATEGIC ALLOCATION PORTFOLIOS

In the United States, tax reform legislation has cleared the legislative hurdles to become law. We estimate the new policy will boost U.S. GDP growth by 0.3% in 2018 and 2019. The financial markets will have to digest some short- and longer-term consequences. We believe, Federal spending will likely grow more quickly in 2018 than it has for the last three years. But with more fiscal stimulus comes larger deficits. Consensus expectations are for the U.S. budget deficit to reach 3.7% in 2018 and 5.0% in 2019. We also expect the Fed to respond to faster growth to maintain its mandate for a stable labor market. Therefore, we think the Fed will have to raise interest rates four times in 2018. Raising short-term interest rates will likely continue to flatten the yield curve (the difference between the yields on two-year and ten-year Treasury bonds), but the flattening is unlikely to match the magnitude that occurred in 2017. The longer end of the yield curve is unlikely to be as firmly anchored as it was in 2017 in our opinion, as one-off effects of softer inflation and an increase in the global supply of bonds impact the market.

In our opinion, the Portfolios remain positioned for a positive global growth outlook. Our long held constructive view on the emerging markets remains in place, even in light of some temporary relative weakness. We think economic data are still a positive and not too much of a good thing. While mindful that the cycle may be late in calendar years, we see our economic activity models and earnings projections telling us equities can remain well supported.

Target Allocations as of December 31, 2017

	Conservative	Growth	Moderate
U.S. Large Blend	8.5%	13.5%	14.5%
U.S. Large Growth	4.0%	13.0%	10.5%
U.S. Large Value	8.0%	14.0%	13.5%
U.S. Mid Cap Blend	7.5%	14.0%	9.0%
U.S. Small Cap	2.0%	3.0%	2.0%
International	7.0%	16.0%	9.0%
Emerging Markets	2.0%	4.0%	2.0%
U.S. Real Estate	1.0%	1.0%	1.0%
Global Real Estate	1.0%	1.0%	1.0%
Commodities	2.0%	1.5%	1.5%
Core Fixed Income	25.0%	10.3%	19.0%
High Yield	7.0%	3.0%	5.0%
Senior Debt	6.0%	3.0%	5.0%
International Bonds	5.0%	2.0%	2.0%
TIPS	4.0%	—	—
Short Duration	10.0%	—	4.3%
Long Gov’t Bonds	—	0.7%	0.7%
Total Equity	43.0%	81.0%	64.0%
Total Fixed Income	57.0%	19.0%	36.0%

(1)	The investment objective of each Portfolio is described in the Portfolios’ prospectuses, each dated May 1, 2017.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. Portfolio holdings are subject to change daily. The outlook for this Portfolio may differ from that presented for other Voya mutual funds. The Portfolio’s performance returns shown reflect applicable fee waivers and/or expense limits in effect during this period. Absent such fee waivers/expense limitations, if any, performance would have been lower. Performance for the different classes of shares will vary based on differences in fees associated with each class.

VOYA STRATEGIC ALLOCATION CONSERVATIVE PORTFOLIO	PORTFOLIO MANAGERS’ REPORT

Average Annual Total Returns for the Periods Ended December 31, 2017
	1 Year	5 Year	10 Year
Class I	10.53%	6.86%	4.77%
Class S	10.18%	6.59%	4.52%
Bloomberg Barclays U.S. Aggregate Bond Index	3.54%	2.10%	4.01%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of Voya Strategic Allocation Conservative Portfolio against the index indicated. The index is unmanaged and has no cash in its portfolio and imposes no sales charges. An investor cannot invest directly in an index.

The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your variable annuity contract or variable life insurance policy. Total returns would have been lower if such expenses or charges were included.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

The performance update illustrates performance for a variable investment option available through a variable annuity contract or a variable life insurance policy. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please log on to www.voyainvestments.com or call (800) 992-0180 to get performance through the most recent month end.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

Effective April 7, 2008, the Portfolio was converted from a mutual fund, which invested directly in securities, to a fund-of-funds, which invests in other mutual funds.

PORTFOLIO MANAGERS’ REPORT	VOYA STRATEGIC ALLOCATION GROWTH PORTFOLIO

Average Annual Total Returns for the Periods Ended December 31, 2017
	1 Year	5 Year	10 Year
Class I	17.88%	10.19%	5.08%
Class S	17.57%	9.91%	4.82%
Russell 3000® Index	21.13%	15.58%	8.60%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of Voya Strategic Allocation Growth Portfolio against the index indicated. The index is unmanaged and has no cash in its portfolio and imposes no sales charges. An investor cannot invest directly in an index.

The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your variable annuity contract or variable life insurance policy. Total returns would have been lower if such expenses or charges were included.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

The performance update illustrates performance for a variable investment option available through a variable annuity contract or a variable life insurance policy. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please log on to www.voyainvestments.com or call (800) 992-0180 to get performance through the most recent month end.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

Effective April 7, 2008, the Portfolio was converted from a mutual fund, which invested directly in securities, to a fund-of-funds, which invests in other mutual funds.

VOYA STRATEGIC ALLOCATION MODERATE PORTFOLIO	PORTFOLIO MANAGERS’ REPORT

Average Annual Total Returns for the Periods Ended December 31, 2017
	1 Year	5 Year	10 Year
Class I	14.49%	8.59%	4.93%
Class S	14.29%	8.32%	4.67%
Russell 3000® Index	21.13%	15.58%	8.60%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of Voya Strategic Allocation Moderate Portfolio against the index indicated. The index is unmanaged and has no cash in its portfolio and imposes no sales charges. An investor cannot invest directly in an index.

The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your variable annuity contract or variable life insurance policy. Total returns would have been lower if such expenses or charges were included.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

The performance update illustrates performance for a variable investment option available through a variable annuity contract or a variable life insurance policy. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please log on to www.voyainvestments.com or call (800) 992-0180 to get performance through the most recent month end.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

Effective April 7, 2008, the Portfolio was converted from a mutual fund, which invested directly in securities, to a fund-of-funds, which invests in other mutual funds.

SHAREHOLDER EXPENSE EXAMPLES (UNAUDITED)

As a shareholder of a Portfolio, you incur two types of costs: (1) transaction costs, including redemption fees, and exchange fees; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses. These Examples are intended to help you understand your ongoing costs (in dollars) of investing in a Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The Examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2017 to December 31, 2017. The Portfolios’ expenses are shown without the imposition of any charges which are, or may be, imposed under your variable annuity contract, variable life insurance policy, qualified pension, or retirement plan. Expenses would have been higher if such charges were included.

Actual Expenses

The left section of the table shown below, “Actual Portfolio Return,” provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The right section of the table shown below, “Hypothetical (5% return before expenses),” provides information about hypothetical account values and hypothetical expenses based on a Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not a Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in each Portfolio and other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees, or exchange fees. Therefore, the hypothetical section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different mutual funds. In addition, if these transactional costs were included, your costs would have been higher.

	Actual Portfolio Return				Hypothetical (5% return before expenses)
	Beginning Account Value July 1, 2017	Ending Account Value December 31, 2017	Annualized Expense Ratio*	Expenses Paid During the Period Ended December 31, 2017**	Beginning Account Value July 1, 2017	Ending Account Value December 31, 2017	Annualized Expense Ratio*	Expenses Paid During the Period Ended December 31, 2017**
Voya Strategic Allocation Conservative Portfolio
Class I	$1,000.00	$1,051.40	0.24%	$1.24	$1,000.00	$1,024.00	0.24%	$1.22
Class S	1,000.00	1,050.20	0.49	2.53	1,000.00	1,022.74	0.49	2.50
Voya Strategic Allocation Growth Portfolio
Class I	$1,000.00	$1,086.00	0.21%	$1.10	$1,000.00	$1,024.15	0.21%	$1.07
Class S	1,000.00	1,084.00	0.46	2.42	1,000.00	1,022.89	0.46	2.35
Voya Strategic Allocation Moderate Portfolio
Class I	$1,000.00	$1,070.90	0.23%	$1.20	$1,000.00	$1,024.05	0.23%	$1.17
Class S	1,000.00	1,069.80	0.48	2.50	1,000.00	1,022.79	0.48	2.45

*	The annualized expense ratios do not include expenses of the underlying funds.

**	Expenses are equal to each Portfolio’s respective annualized expense ratios multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half-year.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Directors
Voya Strategic Allocation Portfolios, Inc.:

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of Voya Strategic Allocation Conservative Portfolio, Voya Strategic Allocation Growth Portfolio, and Voya Strategic Allocation Moderate Portfolio (the “Funds”), each a series of Voya Strategic Allocation Portfolios, Inc., including the portfolios of investments, as of December 31, 2017, the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the “financial statements”) and the financial highlights for each of the years in the five-year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Funds as of December 31, 2017, the results of their operations for the year then ended, the changes in their net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of December 31, 2017, by correspondence with the custodian, transfer agent and brokers or by other appropriate auditing procedures when replies from brokers were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Voya investment companies since 1975.

Boston, Massachusetts
February 22, 2018

STATEMENTS OF ASSETS AND LIABILITIES AS OF DECEMBER 31, 2017

	Voya Strategic Allocation Conservative Portfolio	Voya Strategic Allocation Growth Portfolio	Voya Strategic Allocation Moderate Portfolio
ASSETS:
Investments in affiliated underlying funds at fair value*	$57,669,027	$139,411,833	$130,840,836
Investments in unaffiliated underlying funds at fair value**	9,683,133	7,225,849	15,298,695
Cash	55,000	120,049	140,454
Cash collateral for futures	104,614	218,505	218,505
Foreign cash collateral for futures***	25,493	53,634	53,633
Receivables:
Fund shares sold	3,682	3,985	6,680
Dividends	36,898	39,870	38,300
Prepaid expenses	305	582	586
Reimbursement due from manager	3,566	5,609	4,872
Other assets	7,715	13,510	13,856
Total assets	67,589,433	147,093,426	146,616,417

LIABILITIES:
Payable for investments in affiliated underlying funds purchased	1,069	1,063	3,393
Payable for fund shares redeemed	117	2,922	1,164
Payable for investment management fees	12,239	23,588	25,154
Payable for distribution and shareholder service fees	671	732	502
Payable for directors fees	356	713	718
Payable to directors under the deferred compensation plan (Note 6)	7,715	13,510	13,856
Other accrued expenses and liabilities	42,625	51,965	57,456
Total liabilities	64,792	94,493	102,243
NET ASSETS	$67,524,641	$146,998,933	$146,514,174

NET ASSETS WERE COMPRISED OF:
Paid-in capital	$58,606,121	$120,445,547	$126,565,805
Undistributed net investment income	1,685,979	2,806,640	3,128,832
Accumulated net realized loss	(52,813)	(7,621,608)	(7,465,889)
Net unrealized appreciation	7,285,354	31,368,354	24,285,426
NET ASSETS	$67,524,641	$146,998,933	$146,514,174

* Cost of investments in affiliated underlying funds	$50,675,923	$108,556,661	$107,287,943
** Cost of investments in unaffiliated underlying funds	$9,388,101	$6,705,687	$14,559,184
*** Cost of foreign cash collateral for futures	$25,390	$53,421	$53,421

Class I
Net assets	$64,353,709	$143,508,785	$144,135,183
Shares authorized	100,000,000	100,000,000	100,000,000
Par value	$0.001	$0.001	$0.001
Shares outstanding	4,762,150	8,954,353	9,739,414
Net asset value and redemption price per share	$13.51	$16.03	$14.80

Class S
Net assets	$3,170,932	$3,490,148	$2,378,991
Shares authorized	100,000,000	100,000,000	100,000,000
Par value	$0.001	$0.001	$0.001
Shares outstanding	236,737	219,747	161,772
Net asset value and redemption price per share	$13.39	$15.88	$14.71

See Accompanying Notes to Financial Statements

STATEMENTS OF OPERATIONS FOR THE YEAR ENDED DECEMBER 31, 2017

	Voya Strategic Allocation Conservative Portfolio	Voya Strategic Allocation Growth Portfolio	Voya Strategic Allocation Moderate Portfolio
INVESTMENT INCOME:
Dividends from affiliated underlying funds	$1,584,332	$2,675,437	$2,883,055
Dividends from unaffiliated underlying funds	199,375	172,282	320,411
Total investment income	1,783,707	2,847,719	3,203,466

EXPENSES:
Investment management fees	149,015	275,372	290,746
Distribution and shareholder service fees:
Class S	7,784	8,037	5,651
Transfer agent fees	228	351	344
Shareholder reporting expense	16,060	23,725	23,725
Professional fees	26,580	46,360	47,770
Custody and accounting expense	7,300	10,950	12,450
Directors fees	2,843	5,700	5,744
Miscellaneous expense	9,522	14,013	15,738
Interest expense	—	14	20
Total expenses	219,332	384,522	402,188
Waived and reimbursed fees	(39,256)	(73,718)	(63,062)
Net expenses	180,076	310,804	339,126
Net investment income	1,603,631	2,536,915	2,864,340

REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Sale of affiliated underlying funds	1,643,839	5,312,176	3,527,108
Sale of unaffiliated underlying funds	386,426	595,670	703,018
Capital gain distributions from affiliated underlying funds	1,001,758	3,787,553	3,034,285
Foreign currency related transactions	1,602	3,417	3,350
Futures	(19,956)	(21,643)	(26,031)
Net realized gain	3,013,669	9,677,173	7,241,730
Net change in unrealized appreciation (depreciation) on:
Affiliated underlying funds	2,398,683	10,885,690	9,016,651
Unaffiliated underlying funds	112,720	286,349	298,040
Foreign currency related transactions	103	213	213
Futures	(2,884)	(7,192)	(7,192)
Net change in unrealized appreciation (depreciation)	2,508,622	11,165,060	9,307,712
Net realized and unrealized gain	5,522,291	20,842,233	16,549,442
Increase in net assets resulting from operations	$7,125,922	$23,379,148	$19,413,782

See Accompanying Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

	Voya Strategic Allocation Conservative Portfolio		Voya Strategic Allocation Growth Portfolio
	Year Ended December 31, 2017	Year Ended December 31, 2016	Year Ended December 31, 2017	Year Ended December 31, 2016
FROM OPERATIONS:
Net investment income	$1,603,631	$1,768,899	$2,536,915	$2,459,715
Net realized gain	3,013,669	3,238,437	9,677,173	7,470,232
Net change in unrealized appreciation (depreciation)	2,508,622	(869,118)	11,165,060	(631,176)
Increase in net assets resulting from operations	7,125,922	4,138,218	23,379,148	9,298,771

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Class I	(1,720,565)	(2,157,398)	(2,449,491)	(3,678,823)
Class S	(71,740)	(84,288)	(49,329)	(65,458)
Total distributions	(1,792,305)	(2,241,686)	(2,498,820)	(3,744,281)

FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	5,060,715	6,340,926	5,615,366	5,076,243
Reinvestment of distributions	1,792,305	2,241,686	2,498,820	3,744,281
	6,853,020	8,582,612	8,114,186	8,820,524
Cost of shares redeemed	(18,809,944)	(14,156,815)	(21,204,284)	(18,171,061)
Net decrease in net assets resulting from capital share transactions	(11,956,924)	(5,574,203)	(13,090,098)	(9,350,537)
Net increase (decrease) in net assets	(6,623,307)	(3,677,671)	7,790,230	(3,796,047)

NET ASSETS:
Beginning of year or period	74,147,948	77,825,619	139,208,703	143,004,750
End of year or period	$67,524,641	$74,147,948	$146,998,933	$139,208,703
Undistributed net investment income at end of year or period	$1,685,979	$1,777,761	$2,806,640	$2,475,616

See Accompanying Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

	Voya Strategic Allocation Moderate Portfolio
	Year Ended December 31, 2017	Year Ended December 31, 2016
FROM OPERATIONS:
Net investment income	$2,864,340	$2,771,827
Net realized gain	7,241,730	6,419,147
Net change in unrealized appreciation (depreciation)	9,307,712	(354,179)
Increase in net assets resulting from operations	19,413,782	8,836,795

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Class I	(2,771,806)	(3,596,532)
Class S	(37,202)	(54,580)
Total distributions	(2,809,008)	(3,651,112)

FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	8,767,190	6,907,369
Reinvestment of distributions	2,809,008	3,651,112
	11,576,198	10,558,481
Cost of shares redeemed	(21,272,417)	(15,865,084)
Net decrease in net assets resulting from capital share transactions	(9,696,219)	(5,306,603)
Net increase (decrease) in net assets	6,908,555	(120,920)

NET ASSETS:
Beginning of year or period	139,605,619	139,726,539
End of year or period	$146,514,174	$139,605,619
Undistributed net investment income at end of year or period	$3,128,832	$2,785,950

See Accompanying Notes to Financial Statements

FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each year or period.

		Income (loss) from investment operations				Less distributions							Ratios to average net assets				Supplemental data

	Net asset value, beginning of year or period	Net investment income (loss)		Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Payment by affiliate	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/ additions(2)(3)(4)	Expenses net of fee waivers and/or recoupments if any(2)(3)(4)	Expenses net of all reductions/ additions(2)(3)(4)	Net investment income (loss)(2)(3)	Net assets, end of year or period	Portfolio turnover rate
Year or period ended	($)	($)		($)	($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)	(%)	(%)	($000’s)	(%)
Voya Strategic Allocation Conservative Portfolio
Class I
12-31-17	12.54	0.29	•	1.01	1.30	0.33	—	—	0.33	—	13.51	10.53	0.30	0.24	0.24	2.27	64,354	33
12-31-16	12.23	0.29	•	0.39	0.68	0.37	—	—	0.37	—	12.54	5.69	0.30	0.22	0.22	2.34	71,020	76
12-31-15	12.64	0.30	•	(0.31)	(0.01)	0.40	—	—	0.40	—	12.23	(0.20)	0.29	0.19	0.19	2.38	74,645	29
12-31-14	12.17	0.30	•	0.49	0.79	0.32	—	—	0.32	—	12.64	6.62	0.23	0.16	0.16	2.39	85,812	29
12-31-13	11.14	0.31		1.02	1.33	0.30	—	—	0.30	—	12.17	12.11	0.22	0.11	0.11	2.64	87,378	55
Class S
12-31-17	12.44	0.26	•	0.99	1.25	0.30	—	—	0.30	—	13.39	10.18	0.55	0.49	0.49	2.04	3,171	33
12-31-16	12.13	0.25	•	0.40	0.65	0.34	—	—	0.34	—	12.44	5.47	0.55	0.47	0.47	2.09	3,128	76
12-31-15	12.53	0.26		(0.30)	(0.04)	0.36	—	—	0.36	—	12.13	(0.40)	0.54	0.44	0.44	2.14	3,180	29
12-31-14	12.07	0.26	•	0.50	0.76	0.30	—	—	0.30	—	12.53	6.37	0.48	0.41	0.41	2.14	3,001	29
12-31-13	11.06	0.29	•	0.99	1.28	0.27	—	—	0.27	—	12.07	11.76	0.47	0.36	0.36	2.53	3,086	55

Voya Strategic Allocation Growth Portfolio
Class I
12-31-17	13.84	0.27	•	2.18	2.45	0.26	—	—	0.26	—	16.03	17.88	0.26	0.21	0.21	1.79	143,509	32
12-31-16	13.30	0.25		0.65	0.90	0.36	—	—	0.36	—	13.84	6.93	0.28	0.19	0.19	1.77	136,383	56
12-31-15	13.80	0.26	•	(0.40)	(0.14)	0.36	—	—	0.36	—	13.30	(1.19)	0.28	0.15	0.15	1.86	140,351	26
12-31-14	13.22	0.20	•	0.66	0.86	0.28	—	—	0.28	—	13.80	6.57	0.22	0.14	0.14	1.45	152,281	33
12-31-13	10.99	0.21	•	2.22	2.43	0.20	—	—	0.20	—	13.22	22.40	0.21	0.11	0.11	1.74	159,018	53
Class S
12-31-17	13.72	0.22		2.17	2.39	0.23	—	—	0.23	—	15.88	17.57	0.51	0.46	0.46	1.55	3,490	32
12-31-16	13.19	0.19		0.66	0.85	0.32	—	—	0.32	—	13.72	6.63	0.53	0.44	0.44	1.51	2,825	56
12-31-15	13.69	0.22		(0.39)	(0.17)	0.33	—	—	0.33	—	13.19	(1.37)	0.53	0.40	0.40	1.61	2,654	26
12-31-14	13.13	0.16	•	0.65	0.81	0.25	—	—	0.25	—	13.69	6.22	0.47	0.39	0.39	1.22	2,673	33
12-31-13	10.92	0.18	•	2.21	2.39	0.18	—	—	0.18	—	13.13	22.11	0.46	0.36	0.36	1.54	863	53

Voya Strategic Allocation Moderate Portfolio
Class I
12-31-17	13.18	0.29		1.60	1.89	0.27	—	—	0.27	—	14.80	14.49	0.28	0.23	0.23	2.00	144,135	32
12-31-16	12.70	0.27		0.55	0.82	0.34	—	—	0.34	—	13.18	6.64	0.28	0.22	0.22	2.01	137,411	65
12-31-15	13.14	0.26	•	(0.32)	(0.06)	0.38	—	—	0.38	—	12.70	(0.57)	0.28	0.19	0.19	2.00	137,466	26
12-31-14	12.61	0.24	•	0.59	0.83	0.30	—	—	0.30	—	13.14	6.69	0.22	0.17	0.17	1.86	152,010	34
12-31-13	11.05	0.24	•	1.57	1.81	0.25	—	—	0.25	—	12.61	16.60	0.21	0.12	0.12	2.08	153,367	54
Class S
12-31-17	13.09	0.26		1.59	1.85	0.23	—	—	0.23	—	14.71	14.29	0.53	0.48	0.48	1.75	2,379	32
12-31-16	12.62	0.22	•	0.56	0.78	0.31	—	—	0.31	—	13.09	6.32	0.53	0.47	0.47	1.73	2,194	65
12-31-15	13.07	0.23		(0.33)	(0.10)	0.35	—	—	0.35	—	12.62	(0.88)	0.53	0.44	0.44	1.76	2,261	26
12-31-14	12.54	0.21	•	0.59	0.80	0.27	—	—	0.27	—	13.07	6.50	0.47	0.42	0.42	1.62	2,339	34
12-31-13	11.00	0.22	•	1.55	1.77	0.23	—	—	0.23	—	12.54	16.24	0.46	0.37	0.37	1.84	1,758	54

(1)	Total return is calculated assuming reinvestment of all dividends, capital gain distributions and return of capital distributions, if any, at net asset value and does not reflect the effect of insurance contract charges. Total return for periods less than one year is not annualized.

(2)	Annualized for periods less than one year.

(3)	Ratios reflect operating expenses of a Portfolio. Expenses before reductions/additions do not reflect amounts reimbursed by an Investment Adviser and/or Distributor or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by a Portfolio during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by an Investment Adviser and/or Distributor but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions/additions represent the net expenses paid by a Portfolio. Net investment income (loss) is net of all such additions or reductions.

(4)	Ratios do not include expenses of underlying funds and do not include fees and expenses charged under the variable annuity contract or variable life insurance policy.

•	Calculated using average number of shares outstanding throughout the year or period.

See Accompanying Notes to Financial Statements

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2017

NOTE 1 — ORGANIZATION

Voya Strategic Allocation Portfolios, Inc. (the “Company”) is registered under the Investment Company Act of 1940, as amended (“1940 Act”), as an open-end management investment company. The Company was incorporated under the laws of Maryland on October 14, 1994. There are three active separate investment series (each a “Portfolio” and collectively the “Portfolios”) that comprise the Company: Voya Strategic Allocation Conservative Portfolio (“Strategic Allocation Conservative”), Voya Strategic Allocation Growth Portfolio (“Strategic Allocation Growth”), and Voya Strategic Allocation Moderate Portfolio (“Strategic Allocation Moderate”), each a diversified series of the Company. Each Portfolio currently seeks to achieve its investment objective by investing primarily in other investment companies (“Underlying Funds”) and each uses asset allocation strategies to determine how to invest in the Underlying Funds. The investment objective of the Portfolios is described in the respective Portfolio’s Prospectus.

The classes of shares included in this report are: Class I and Class S. With the exception of class specific matters, each class has equal voting rights as to voting privileges. For class specific proposals, only the applicable class would have voting privileges. The two classes differ principally in the applicable distribution and service fees. Generally, shareholders of each class also bear certain expenses that pertain to that particular class. All shareholders are allocated the common expenses of a portfolio and earn income and realized gains/losses from a portfolio pro rata based on the daily ending net assets of each class, without distinction between share classes. Expenses that are specific to a portfolio or a class are charged directly to that portfolio or class. Other operating expenses shared by several portfolios are generally allocated among those portfolios based on average net assets. Distributions are determined separately for each class based on income and expenses allocated to each class. Realized gain distributions are allocated to each class pro rata based on the shares outstanding of each class on the date of distribution. Differences in per share dividend rates generally result from differences in separate class expenses, including distribution and shareholder service fees, if applicable.

Voya Investments, LLC (“Voya Investments” or the “Investment Adviser”), an Arizona limited liability company, serves as the Investment Adviser to the Portfolios. Voya Investment Management Co. LLC (“Voya IM” or the “Sub-Adviser”), a Delaware limited liability company, serves as the Sub-Adviser to the Portfolios. Voya Investments Distributor, LLC (“VID” or the “Distributor”), a Delaware limited liability company, serves as the principal underwriter to the Portfolios.

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies are consistently followed by the Portfolios in the preparation of their financial statements. Each Portfolio is considered an investment company under U.S. generally accepted accounting principles (“GAAP”) and follows the accounting and reporting guidance applicable to investment companies.

A.  Security Valuation. Each Portfolio is open for business every day the New York Stock Exchange (“NYSE”) opens for regular trading (each such day, a “Business Day”). The net asset value (“NAV”) per share for each class of each Portfolio is determined each Business Day as of the close of the regular trading session (“Market Close”), as determined by the Consolidated Tape Association (“CTA”), the central distributor of transaction prices for exchange-traded securities (normally 4:00 p.m. Eastern time unless otherwise designated by the CTA). The data reflected on the consolidated tape provided by the CTA is generated by various market centers, including all securities exchanges, electronic communications networks, and third-market broker-dealers. The NAV per share of each class of each Portfolio is calculated by taking the value of the Portfolio’s assets attributable to that class, subtracting the Portfolio’s liabilities attributable to that class, and dividing by the number of shares of that class that are outstanding. On days when a Portfolio is closed for business, Portfolio shares will not be priced and a Portfolio does not transact purchase and redemption orders. To the extent a Portfolio’s assets are traded in other markets on days when a Portfolio does not price its shares, the value of a Portfolio’s assets will likely change and you will not be able to purchase or redeem shares of a Portfolio.

Assets for which market quotations are readily available are valued at market value. A security listed or traded on an exchange is valued at its last sales price or official closing price as of the close of the regular trading session on the exchange where the security is principally traded or, if such price is not available, at the last sale price as of the Market Close for such security provided by the CTA. Bank loans are valued at the average of the averages of the bid and ask prices provided to an independent loan pricing service by brokers. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and ask prices from the exchange on which they are principally traded. Investments in open-end registered investment companies that do not trade on an exchange are valued at the end of day NAV per share.

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2017 (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

Investments in registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the regular trading session on the exchange where the security is principally traded.

When a market quotation is not readily available or is deemed unreliable, each Portfolio will determine a fair value for the relevant asset in accordance with procedures adopted by the Portfolios’ Board of Directors (“Board”). Such procedures provide, for example, that: (a) Exchange-traded securities are valued at the mean of the closing bid and ask; (b) Debt obligations are valued using an evaluated price provided by an independent pricing service. Evaluated prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect factors such as institution-size trading in similar groups of securities, developments related to specific securities, benchmark yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data; (c) Securities traded in the over-the-counter (“OTC”) market are valued based on prices provided by independent pricing services or market makers; (d) Options not listed on an exchange are valued by an independent source using an industry accepted model, such as Black-Scholes; (e) Centrally cleared swap agreements are valued using a price provided by the central counterparty clearinghouse; (f) OTC swap agreements are valued using a price provided by an independent pricing service; (g) Forward foreign currency exchange contracts are valued utilizing current and forward rates obtained from an independent pricing service. Such prices from the third party pricing service are for specific settlement periods and each Portfolio’s forward foreign currency exchange contracts are valued at an interpolated rate between the closest preceding and subsequent period reported by the independent pricing service; and (h) Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by brokers.

The prospectuses of the open-end registered investment companies in which each Portfolio may invest explain the circumstances under which they will use fair value pricing and the effects of using fair value pricing.

Foreign securities’ (including forward foreign currency exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of Market Close. If market quotations are available and believed to be reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before Market Close, closing market quotations may become unreliable. An independent pricing service determines the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of Market Close. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be valued by the independent pricing service using pricing models designed to estimate likely changes in the values of those securities between the times in which the trading in those securities is substantially completed and Market Close. Multiple factors may be considered by the independent pricing service in determining the value of such securities and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures.

All other assets for which market quotations are not readily available or became unreliable (or if the above fair valuation methods are unavailable or determined to be unreliable) are valued at fair value as determined in good faith by or under the supervision of the Board following procedures approved by the Board. The Board has delegated to the Investment Adviser responsibility for overseeing the implementation of the Portfolios’ valuation procedures; a “Pricing Committee” comprised of employees of the Investment Adviser or its affiliates has responsibility for applying the fair valuation methods set forth in the procedures and, if a fair valuation cannot be determined pursuant to the fair valuation methods, determining the fair value of assets held by the Portfolios. Issuer specific events, transaction price, position size, nature and duration of restrictions on disposition of the security, market trends, bid/ask quotes of brokers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value. Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of fair valuation, the values used to determine each Portfolio’s NAV may materially differ from the value received upon actual sale of those investments. Thus, fair valuation may have an unintended dilutive or accretive effect on the value of shareholders’ investments in each Portfolio.

Each investment asset or liability of a Portfolio is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Quoted prices in active markets for identical securities are classified as “Level 1,” inputs other than quoted prices for an asset or liability that are observable are classified as “Level 2” and significant unobservable inputs, including the Sub-Adviser’s or Pricing Committee’s judgment about the assumptions that a market participant would use in pricing an asset or liability are classified as “Level 3.” The inputs used for valuing

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2017 (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

securities are not necessarily an indication of the risks associated with investing in those securities. Short-term securities of sufficient credit quality are generally considered to be Level 2 securities under applicable accounting rules. The Portfolios classify each of their investments in the Underlying Funds as Level 1, without consideration as to the classification level of the specific investments held by the Underlying Funds. A table summarizing each Portfolio’s investments under these levels of classification is included following the Portfolio of Investments.

GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to total realized and unrealized gains or losses, purchases and sales, and transfers in or out of the Level 3 category during the period. The beginning of period timing recognition is used for the transfers between levels of a Portfolio’s assets and liabilities. A reconciliation of Level 3 investments is presented only when a Portfolio has a significant amount of Level 3 investments.

B.  Securities Transactions and Revenue Recognition. Security transactions are accounted for on the trade date. Dividend income received from the Underlying Funds is recognized on the ex-dividend date and is recorded as income distributions in the Statements of Operations. Capital gain distributions received from the Underlying Funds are recognized on the ex-dividend date and are recorded on the Statements of Operations as such. Realized gains and losses are reported on the basis of identified cost of securities sold.

C.  Distributions to Shareholders. The Portfolios record distributions to their shareholders on the ex-dividend date. Dividends from net investment income and capital gain distributions, if any, are declared and paid annually by the Portfolios. The Portfolios may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. The characteristics of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from U.S. GAAP for investment companies.

D.  Federal Income Taxes. It is the policy of each Portfolio to comply with subchapter M of the Internal Revenue Code and related excise tax provisions applicable to regulated investment companies and to distribute substantially all of its net investment income and any net realized capital gains to its shareholders. Therefore, no federal income tax provision is required. Management has considered the sustainability of the Portfolios’ tax positions taken on federal income tax returns for all open tax years in making this determination. No capital gain distributions shall be made until any capital loss carryforwards have been fully utilized or expired.

The Portfolios may utilize equalization accounting for tax purposes, whereby a portion of redemption payments are treated as distributions of income or gain.

E.  Use of Estimates. The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

F.  Risk Exposures and the Use of Derivative Instruments. Each Portfolio’s investment strategies permit it to enter into various types of derivatives contracts, including, but not limited to, futures contracts. In doing so, a Portfolio will employ strategies in differing combinations to permit it to increase or decrease the level of risk, or change the level or types of exposure to risk factors. This may allow a Portfolio to pursue its objectives more quickly and efficiently than if it were to make direct purchases or sales of securities capable of affecting a similar response to market or credit factors.

In pursuit of its investment objectives, a Portfolio may seek to increase or decrease its exposure to the following market or credit risk factors:

Equity Risk. Stock prices may be volatile or have reduced liquidity in response to real or perceived impacts of factors including, but not limited to, economic conditions, changes in market interest rates, and political events. Stock markets tend to be cyclical, with periods when stock prices generally rise and periods when stock prices generally decline. Any given stock market segment may remain out of favor with investors for a short or long period of time, and stocks as an asset class may underperform bonds or other asset classes during some periods. Additionally, legislative, regulatory or tax policies or developments in these areas may adversely impact the investment techniques available to a manager, add to costs and impair the ability of a Portfolio to achieve its investment objectives.

Risks of Investing in Derivatives. Each Portfolio’s use of derivatives can result in losses due to unanticipated changes in the market or credit risk factors and the overall market. In instances where a Portfolio is using derivatives to decrease, or hedge, exposures to market or credit risk factors for securities held by a Portfolio, there are also risks that those derivatives may not perform as expected resulting in losses for the combined or hedged positions.

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2017 (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

Derivative instruments are subject to a number of risks, including the risk of changes in the market price of the underlying securities, credit risk with respect to the counterparty, risk of loss due to changes in market interest rates and liquidity and volatility risk. The amounts required to purchase certain derivatives may be small relative to the magnitude of exposure assumed by a Portfolio. Therefore, the purchase of certain derivatives may have an economic leveraging effect on a Portfolio and exaggerate any increase or decrease in the NAV. Derivatives may not perform as expected, so a Portfolio may not realize the intended benefits. When used for hedging purposes, the change in value of a derivative may not correlate as expected with the currency, security or other risk being hedged. When used as an alternative or substitute for direct cash investments, the return provided by the derivative may not provide the same return as direct cash investment. In addition, given their complexity, derivatives expose a Portfolio to the risk of improper valuation.

Generally, derivatives are sophisticated financial instruments whose performance is derived, at least in part, from the performance of an underlying asset or assets. Derivatives include, among other things, swap agreements, options, forwards and futures. Investments in derivatives are generally negotiated OTC with a single counterparty and as a result are subject to credit risks related to the counterparty’s ability or willingness to perform its obligations; any deterioration in the counterparty’s creditworthiness could adversely affect the value of the derivative. In addition, derivatives and their underlying securities may experience periods of illiquidity which could cause a Portfolio to hold a security it might otherwise sell, or to sell a security it otherwise might hold at inopportune times or at an unanticipated price. A manager might imperfectly judge the direction of the market. For instance, if a derivative is used as a hedge to offset investment risk in another security, the hedge might not correlate to the market’s movements and may have unexpected or undesired results such as a loss or a reduction in gains.

The U.S. government has enacted legislation that provides for new regulation of the derivatives market, including clearing, margin, reporting, and registration requirements. The European Union is (and other countries outside of the European Union are) implementing similar requirements, which will affect a Portfolio when it enters into a derivatives transaction with a counterparty organized in that country or otherwise subject to that country’s derivatives regulations. Because these requirements are new and evolving (and some of the rules are not yet final), their ultimate impact remains unclear. Central clearing is expected to reduce counterparty risk and increase liquidity, however, there is no assurance that it will achieve that result, and in the meantime, central clearing and related requirements expose a Portfolio to new kinds of costs and risks.

G.  Futures Contracts. The Portfolios may enter into futures contracts involving foreign currency, interest rates, securities and security indices. A futures contract is a commitment to buy or sell a specific amount of a financial instrument at a negotiated price on a stipulated future date. A Portfolio may buy and sell futures contracts. Futures contracts traded on a commodities or futures exchange will be valued at the final settlement price or official closing price on the principal exchange as reported by such principal exchange at its trading session ending at, or most recently prior to, the time when each Portfolio’s assets are valued.

Upon entering into a futures contract, a Portfolio is required to deposit either cash or securities (initial margin) in an amount equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by a Portfolio each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. Open futures contracts are reported on a table following each Portfolio’s Portfolio of Investments. Securities held in collateralized accounts to cover initial margin requirements on open futures contracts, if any, are footnoted in the Portfolio of Investments. Cash collateral held by the broker to cover initial margin requirements on open futures contracts are noted in the Statements of Assets and Liabilities. The net change in unrealized appreciation and depreciation is reported in the Statement of Operations. Realized gains (losses) are reported in the Statement of Operations at the closing or expiration of futures contracts.

Futures contracts are exposed to the market risk factor of the underlying financial instrument. During the year ended December 31, 2017, each Portfolio had purchased futures contracts on various equity indices to “equitize” cash. Futures contracts are purchased to provide immediate market exposure proportionate to the size of the Portfolio’s respective cash flows and residual cash balances in order to decrease potential tracking error if the cash remained uninvested in the market. The Portfolios also sold futures contracts on equity indices as part of their tactical asset allocation strategy. Additional associated risks of entering into futures contracts include the possibility that there may be an illiquid market where the Portfolios are unable to liquidate the contract or enter into an offsetting position and, if used for hedging purposes, the risk that the price of the contract will correlate imperfectly with the prices of the Portfolios’ securities. With futures, there is minimal counterparty credit risk to the Portfolios since futures are

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2017 (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default.

During the year ended December 31, 2017, the Portfolios had average notional values on futures contracts purchased and sold as disclosed below. Please refer to the tables following the Portfolio of Investments for open futures contracts at December 31, 2017.

	Purchased	Sold
Strategic Allocation Conservative	$1,408,167	$1,436,370
Strategic Allocation Growth	2,872,708	2,897,509
Strategic Allocation Moderate	2,894,522	2,927,770

H.  Indemnifications. In the normal course of business, the Company may enter into contracts that provide certain indemnifications. The Company’s maximum exposure under these arrangements is dependent on future claims that may be made against the Portfolios and, therefore, cannot be estimated; however, based on experience, management considers the risk of loss from such claims remote.

NOTE 3 — INVESTMENTS IN UNDERLYING FUNDS

For the year ended December 31, 2017, the cost of purchases and the proceeds from the sales of the Underlying Funds were as follows:

	Purchases	Sales
Strategic Allocation Conservative	$23,354,138	$35,547,554
Strategic Allocation Growth	46,123,683	59,305,020
Strategic Allocation Moderate	45,563,895	55,335,340

NOTE 4 — INVESTMENT MANAGEMENT FEES

The Portfolios have entered into an investment management agreement (“Management Agreement”) with the Investment Adviser. The Investment Adviser has overall responsibility for the management of the Portfolios. The Investment Adviser oversees all investment management and portfolio management services for the Portfolios and assists in managing and supervising all aspects of the general day-to-day business activities and operations of the Portfolios, including custodial, transfer agency, dividend disbursing, accounting, auditing, compliance and related services. Effective January 1, 2017, the Management Agreement compensates the Investment Adviser with a management fee, computed daily and payable monthly, based on the average daily net assets of each Portfolio, at the following annual rates: 0.18% of each Portfolio’s average daily net assets invested in affiliated Underlying Funds, 0.70% of each Portfolio’s average daily net assets invested in direct investments and 0.40% of each Portfolio’s average daily net assets invested in unaffiliated underlying funds and other investments. Prior to May 1, 2017, the Investment Adviser was contractually obligated to waive a portion of the management fee equal to 0.045% on the first $5 billion and 0.070% thereafter of each Portfolio’s average daily net assets. This waiver was not eligible for recoupment.

Prior to January 1, 2017, the Management Agreement compensated the Investment Adviser with a management fee, computed daily and payable monthly, based on the average daily net assets of each Portfolio, at the following annual rates: 0.18% of each Portfolio’s average daily net assets invested in affiliated Underlying Funds and 0.70% of each Portfolio’s average daily net assets invested in unaffiliated Underlying Funds and/or direct investments.

The Investment Adviser has entered into a sub-advisory agreement with Voya IM with respect to each Portfolio. Voya IM provides investment advice for the Portfolios and is paid by the Investment Adviser based on the average daily net assets of each respective Portfolio. Subject to such policies as the Board or the Investment Adviser may determine, Voya IM manages the Portfolios’ assets in accordance with the Portfolios’ investment objectives, policies, and limitations.

NOTE 5 — DISTRIBUTION AND SERVICE FEES

Class S shares of the Portfolios have a distribution plan (the “Plan”), whereby the Distributor is compensated by each Portfolio for expenses incurred in the distribution of each Portfolio’s Class S shares. Pursuant to the Plan, the Distributor is entitled to a payment each month to compensate for expenses incurred in the distribution and promotion of each Portfolio’s Class S shares, including expenses incurred in printing prospectuses and reports used for sales purposes, expenses incurred in preparing and printing sales literature and other such distribution related expenses, including any distribution or shareholder servicing fees paid to securities dealers who have executed a distribution agreement with the Distributor. Under the Plan, Class S shares of the Portfolios pay the Distributor a fee calculated at an annual rate of 0.25% of average daily net assets.

NOTE 6 — OTHER TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES

At December 31, 2017, the following direct or indirect, wholly-owned subsidiaries of Voya Financial, Inc. owned more than 5% of the following Portfolios:

Subsidiary	Portfolio	Percentage
ReliaStar Life Insurance	Strategic Allocation Conservative	10.83%
Company	Strategic Allocation Growth	7.41
	Strategic Allocation Moderate	10.96
Voya Retirement	Strategic Allocation Conservative	82.93
Insurance and Annuity	Strategic Allocation Growth	86.82
Company	Strategic Allocation Moderate	84.75

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2017 (CONTINUED)

NOTE 6 — OTHER TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES (continued)

Under the 1940 Act, the direct or indirect beneficial owner of more than 25% of the voting securities of a company (including a fund) is presumed to control such company. Companies under common control (e.g., companies with a common owner of greater than 25% of their respective voting securities) are affiliates under the 1940 Act.

The Portfolios have adopted a deferred compensation plan (the “DC Plan”), which allows eligible independent directors, as described in the DC Plan, to defer the receipt of all or a portion of the directors’ fees that they are entitled to receive from the Portfolios. For purposes of determining the amount owed to the director under the DC Plan, the amounts deferred are invested in shares of the funds selected by the director (the “Notional Funds”). The Portfolios purchase shares of the Notional Funds, which are all advised by Voya Investments, in amounts equal to the directors’ deferred fees, resulting in a Portfolio asset equal to the deferred compensation liability. Such assets, if applicable, are included as a component of “Other assets” on the accompanying Statements of Assets and Liabilities. Deferral of directors’ fees under the DC Plan will not affect net assets of the Portfolio, and will not materially affect the Portfolios’ assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance with the DC Plan.

NOTE 7 — OTHER ACCRUED EXPENSES AND LIABILITIES

At December 31, 2017, the below Portfolios had the following payables included in Other Accrued Expenses and Liabilities on the Statements of Assets and Liabilities that exceeded 5% of total liabilities:

Portfolio	Accrued Expenses	Amount
Strategic Allocation	Audit	$15,269
Conservative	Miscellaneous	8,419
	Postage	11,506
Strategic Allocation	Audit	14,075
Growth	Postage	19,110
Strategic Allocation	Audit	14,529
Moderate	Postage	21,766

NOTE 8 — EXPENSE LIMITATION AGREEMENTS

The Investment Adviser entered into written expense limitation agreement (“Expense Limitation Agreement”) with each Portfolio whereby the Investment Adviser has agreed to limit expenses, excluding interest, taxes, investment-related costs, leverage expenses and extraordinary expenses to the levels listed below:

Portfolio(1)(2)	Class I	Class S
Strategic Allocation Conservative	0.71%	0.96%
Strategic Allocation Growth	0.77%	1.02%
Strategic Allocation Moderate	0.75%	1.00%

(1)	These operating expense limits take into account operating expenses incurred at the Underlying Fund level. The amount of fees and expenses of an Underlying Fund borne by each Portfolio will vary based on each Portfolio’s allocation of assets to, and the net expenses of, a particular Underlying Fund.

(2)	Any fees waived pursuant to the Expense Limitation Agreement shall not be eligible for recoupment.

The Expense Limitation Agreement is contractual through May 1, 2018 and shall renew automatically for one-year terms. Termination or modification of this obligation requires approval by the Board.

NOTE 9 — CAPITAL SHARES

Transactions in capital shares and dollars were as follows:

	Shares sold	Shares issued in merger	Reinvestment of distributions	Shares redeemed	Net increase (decrease) in shares outstanding	Shares sold	Proceeds from shares issued in merger	Reinvestment of distributions	Shares redeemed	Net increase (decrease)
Year or period ended	#	#	#	#	#	($)	($)	($)	($)	($)
Strategic Allocation Conservative
Class I
12/31/2017	382,954	—	134,946	(1,417,047)	(899,147)	4,970,045	—	1,720,565	(18,458,560)	(11,767,950)
12/31/2016	510,492	—	179,484	(1,132,240)	(442,264)	6,291,874	—	2,157,398	(13,895,170)	(5,445,898)
Class S
12/31/2017	6,995	—	5,671	(27,396)	(14,730)	90,670	—	71,740	(351,384)	(188,974)
12/31/2016	4,017	—	7,065	(21,844)	(10,762)	49,052	—	84,288	(261,645)	(128,305)

Strategic Allocation Growth
Class I
12/31/2017	343,544	—	167,544	(1,411,875)	(900,787)	5,158,371	—	2,449,491	(20,899,296)	(13,291,434)
12/31/2016	375,441	—	284,959	(1,358,479)	(698,079)	4,920,474	—	3,678,823	(18,010,507)	(9,411,210)
Class S
12/31/2017	30,884	—	3,400	(20,452)	13,832	456,995	—	49,329	(304,988)	201,336
12/31/2016	11,826	—	5,106	(12,217)	4,715	155,769	—	65,458	(160,554)	60,673

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2017 (CONTINUED)

NOTE 9 — CAPITAL SHARES (continued)

	Shares sold	Shares issued in merger	Reinvestment of distributions	Shares redeemed	Net increase (decrease) in shares outstanding	Shares sold	Proceeds from shares issued in merger	Reinvestment of distributions	Shares redeemed	Net increase (decrease)
Year or period ended	#	#	#	#	#	($)	($)	($)	($)	($)
Strategic Allocation Moderate
Class I
12/31/2017	623,676	—	202,470	(1,514,496)	(688,350)	8,648,834	—	2,771,806	(21,037,299)	(9,616,659)
12/31/2016	537,468	—	289,343	(1,225,584)	(398,773)	6,826,029	—	3,596,532	(15,574,191)	(5,151,630)
Class S
12/31/2017	8,439	—	2,729	(16,977)	(5,809)	118,356	—	37,202	(235,118)	(79,560)
12/31/2016	6,482	—	4,413	(22,469)	(11,574)	81,340	—	54,580	(290,893)	(154,973)

NOTE 10 — LINE OF CREDIT

Effective May 19, 2017, each Portfolio, in addition to certain other funds managed by the Investment Adviser, has entered into a 364-day unsecured committed revolving line of credit agreement (the “Credit Agreement”) with The Bank of New York Mellon (“BNY”) for an aggregate amount of $400,000,000 through May 18, 2018. The proceeds may be used only to finance temporarily: (1) the purchase or sale of investment securities; or (2) the repurchase or redemption of shares of a Portfolio or certain other funds managed by the Investment Adviser. The funds to which the line of credit is available pay a commitment fee equal to 0.15% per annum on the daily unused portion of the committed line amount payable quarterly in arrears.

Borrowings under the Credit Agreement accrue interest at the federal funds rate plus a specified margin. Repayments generally must be made within 60 days after the date of a revolving credit advance.

The Portfolios did not utilize the line of credit during the year ended December 31, 2017.

NOTE 11 — FEDERAL INCOME TAXES

The amount of distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from GAAP for investment companies. These book/tax differences may be either temporary or permanent. Permanent differences are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences are not reclassified. Key differences include the treatment of short-term capital gains, foreign currency transactions, and wash sale deferrals. Distributions in excess of net investment income and/or net realized capital gains for tax purposes are reported as return of capital.

The following permanent tax differences have been reclassified as of December 31, 2017:

	Undistributed Net Investment Income	Accumulated Net Realized Gains/(Losses)
Strategic Allocation Conservative	$96,892	$(96,892)
Strategic Allocation Growth	292,929	(292,929)
Strategic Allocation Moderate	287,550	(287,550)

Dividends paid by the Portfolios from net investment income and distributions of net realized short-term capital gains are, for federal income tax purposes, taxable as ordinary income to shareholders.

The tax composition of dividends and distributions to shareholders was as follows:

	Year Ended December 31, 2017	Year Ended December 31, 2016
	Ordinary Income	Ordinary Income
Strategic Allocation Conservative	$1,792,305	$2,241,686
Strategic Allocation Growth	2,498,820	3,744,281
Strategic Allocation Moderate	2,809,008	3,651,112

The tax-basis components of distributable earnings and the expiration dates of the capital loss carryforwards which may be used to offset future realized capital gains for federal income tax purposes as of December 31, 2017 are detailed below. The Regulated Investment Company Modernization Act of 2010 (the “Act”) provides an unlimited carryforward period for newly generated capital losses. Under the Act, there may be a greater likelihood that all or a portion of the Portfolios’ pre-enactment

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2017 (CONTINUED)

NOTE 11 — FEDERAL INCOME TAXES (continued)

capital loss carryforwards may expire without being utilized due to the fact that post-enactment capital losses are required to be utilized before pre-enactment capital loss carryforwards.

	Undistributed Ordinary Income	Undistributed Long-term Capital Gains	Unrealized Appreciation/ (Depreciation)	Short-term Capital Loss Carryforwards	Expiration
Strategic Allocation Conservative	$1,699,902	$1,418,230	$5,814,311	$—	—
Strategic Allocation Growth	2,830,076	—	28,498,276	(4,751,530)	2018
Strategic Allocation Moderate	3,151,901	—	21,365,617	(4,546,080)	2018

The Portfolios’ major tax jurisdictions are U.S. federal and Arizona state.

As of December 31, 2017, no provision for income tax is required in the Portfolios’ financial statements as a result of tax positions taken on federal and state income tax returns for open tax years. The Portfolios’ federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state department of revenue. The earliest tax year that remains subject to examination by these jurisdictions is 2013.

NOTE 12 — SUBSEQUENT EVENTS

The Portfolios have evaluated events occurring after the Statements of Assets and Liabilities date (“subsequent events”) to determine whether any subsequent events necessitated adjustment to or disclosure in the financial statements. No such subsequent events were identified.

VOYA STRATEGIC ALLOCATION CONSERVATIVE PORTFOLIO	PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2017

Shares		Value	Percentage of Net Assets

EXCHANGE-TRADED FUNDS: 12.3%
25,251	iShares Core U.S. Aggregate Bond ETF	$2,760,692	4.1
15,807	iShares MSCI EMU Index Fund	685,708	1.0
16,918	iShares Russell 1000 Value Index Fund	2,103,584	3.1
49,882	Schwab U.S. TIPs ETF	2,764,959	4.1

	Total Exchange-Traded Funds (Cost $7,955,300)	8,314,943	12.3

MUTUAL FUNDS: 87.4%
	Affiliated Investment Companies: 85.4%
184,816	Voya Emerging Markets Index Portfolio — Class I	2,374,885	3.5
477,712	Voya Floating Rate Fund — Class I	4,695,907	7.0
134,157	Voya Global Bond Fund — Class R6	1,344,252	2.0
499,001	Voya High Yield Bond Fund — Class R6	4,036,917	6.0
1,194,284	Voya Intermediate Bond Fund — Class R6	12,074,211	17.9
314,387	Voya International Index Portfolio — Class I	3,376,514	5.0
164,399	Voya Large Cap Growth Portfolio — Class I	3,419,504	5.1
301,878	Voya Large Cap Value Portfolio — Class I	4,014,976	5.9
70,157	Voya MidCap Opportunities Portfolio — Class I	1,021,488	1.5
127,766	Voya Multi-Manager International Factors Fund — Class I	1,355,596	2.0

MUTUAL FUNDS: (continued)
	Affiliated Investment Companies: (continued)
84,651	Voya Multi-Manager Mid Cap Value Fund — Class I	$1,008,192	1.5
83,199	Voya RussellTM Mid Cap Index Portfolio — Class I	1,354,472	2.0
545,313	Voya Short Term Bond Fund — Class R6	5,344,069	7.9
91,027	Voya Small Company Portfolio — Class I	2,003,510	3.0
364,758	Voya U.S. Bond Index Portfolio — Class I	3,862,788	5.7
320,623	Voya U.S. Stock Index Portfolio — Class I	5,030,579	7.4
54,648	VY® Clarion Global Real Estate Portfolio — Class I	682,551	1.0
17,707	VY® Clarion Real Estate Portfolio — Class I	668,616	1.0
		57,669,027	85.4

	Unaffiliated Investment Companies: 2.0%
272,548	Credit Suisse Commodity Return Strategy Fund — Class I	1,368,190	2.0

	Total Mutual Funds (Cost $52,108,724)	59,037,217	87.4

	Total Investments in Securities (Cost $60,064,024)	$67,352,160	99.7
	Assets in Excess of Other Liabilities	172,481	0.3
	Net Assets	$67,524,641	100.0

Fair Value Measurementsˆ

The following is a summary of the fair valuations according to the inputs used as of December 31, 2017 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at December 31, 2017
Asset Table
Investments, at fair value
Exchange-Traded Funds	$8,314,943	$—	$—	$8,314,943
Mutual Funds	59,037,217	—	—	59,037,217
Total Investments, at fair value	$67,352,160	$—	$—	$67,352,160
Other Financial Instruments+
Futures	36,607	—	—	36,607
Total Assets	$67,388,767	$—	$—	$67,388,767
Liabilities Table
Other Financial Instruments+
Futures	$(39,491)	$—	$—	$(39,491)
Total Liabilities	$(39,491)	$—	$—	$(39,491)

ˆ	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

See Accompanying Notes to Financial Statements

VOYA STRATEGIC ALLOCATION CONSERVATIVE PORTFOLIO	PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2017 (CONTINUED)

+	Other Financial Instruments are derivatives not reflected in the Portfolio of Investments and may include open forward foreign currency contracts, futures, centrally cleared swaps, OTC swaps and written options. Forward foreign currency contracts, futures and centrally cleared swaps are valued at the unrealized gain (loss) on the instrument. OTC swaps and written options are valued at the fair value of the instrument.

Transactions with Affiliates

An investment of at least 5% of the voting securities of an issuer, or a company which is under common control results in that issuer becoming an affiliated person as defined by the 1940 Act.

The following table provides transactions during the period ended December 31, 2017, where the following issuers were considered an affiliate:

Issuer	Beginning Fair Value at 12/31/16	Purchases at Cost	Sales at Cost	Change in Unrealized Appreciation/ (Depreciation)	Ending Fair Value at 12/31/17	Investment Income	Realized Gains/(Losses)	Net Capital Gain Distributions
Voya Emerging Markets Index Portfolio — Class I	$1,470,799	$1,181,383	$(811,398)	$534,101	$2,374,885	$28,983	$56,986	$—
Voya Floating Rate Fund — Class I	4,463,488	1,445,612	(1,157,856)	(55,337)	4,695,907	188,944	(4,224)	—
Voya Global Bond Fund — Class R6	3,658,036	327,306	(2,809,333)	168,243	1,344,252	102,334	(60,162)	—
Voya High Yield Bond Fund — Class R6	4,494,621	555,972	(1,024,095)	10,419	4,036,917	233,445	20,045	—
Voya Intermediate Bond Fund — Class R6	13,262,892	1,723,685	(3,099,749)	187,383	12,074,211	410,580	9,089	—
Voya International Index Portfolio — Class I	5,243,153	296,523	(2,370,865)	207,703	3,376,514	85,947	669,481	—
Voya Large Cap Growth Portfolio — Class I	2,927,236	1,833,123	(1,441,221)	100,366	3,419,504	22,129	429,796	242,935
Voya Large Cap Value Portfolio — Class I	4,475,843	845,884	(1,375,811)	69,060	4,014,976	96,358	379,929	—
Voya MidCap Opportunities Portfolio — Class I	1,095,214	135,210	(320,191)	111,255	1,021,488	1,594	72,355	58,802
Voya Multi-Manager International Factors Fund — Class I	—	1,582,955	(311,932)	84,573	1,355,596	40,297	17,514	38,743
Voya Multi-Manager Mid Cap Value Fund — Class I	1,119,466	165,724	(371,642)	94,644	1,008,192	7,466	(10,460)	59,412
Voya RussellTM Mid Cap Index Portfolio — Class I	3,325,594	292,533	(2,390,335)	126,680	1,354,472	20,930	101,412	95,914
Voya Short Term Bond Fund — Class R6	6,620,618	864,159	(2,156,817)	16,109	5,344,069	108,749	(30,643)	—
Voya Small Company Portfolio — Class I	1,493,849	1,196,113	(697,164)	10,712	2,003,510	7,024	(29,209)	216,072
Voya U.S. Bond Index Portfolio — Class I	5,058,685	1,646,997	(2,928,244)	85,350	3,862,788	100,485	(57,112)	10,472
Voya U.S. Stock Index Portfolio — Class I	4,745,714	3,184,835	(3,501,252)	601,282	5,030,579	86,366	57,109	279,408
VY® Clarion Global Real Estate Portfolio — Class I	750,908	72,594	(167,582)	26,631	682,551	26,241	19,373	—
VY® Clarion Real Estate Portfolio — Class I	756,506	91,244	(198,643)	19,509	668,616	16,460	2,560	—
	$64,962,622	$17,441,852	$(27,134,130)	$2,398,683	$57,669,027	$1,584,332	$1,643,839	$1,001,758

The financial statements for the above mutual fund[s] can be found at www.sec.gov.

See Accompanying Notes to Financial Statements

VOYA STRATEGIC ALLOCATION CONSERVATIVE PORTFOLIO	PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2017 (CONTINUED)

At December 31, 2017, the following futures contracts were outstanding for Voya Strategic Allocation Conservative Portfolio:

Contract Description	Number of Contracts	Expiration Date	Notional Value	Unrealized Appreciation/ (Depreciation)
Long Contracts
Tokyo Price Index (TOPIX)	13	03/08/18	$ 2,096,383	$ 36,607
			$ 2,096,383	$ 36,607

Short Contracts
Mini MSCI EAFE Index	(14)	03/16/18	(1,431,850)	(28,454)
S&P 500 E-Mini	(5)	03/16/18	(669,000)	(11,037)
			$(2,100,850)	$(39,491)

A summary of derivative instruments by primary risk exposure is outlined in the following tables.

The fair value of derivative instruments as of December 31, 2017 was as follows:

Derivatives not accounted for as hedging instruments	Location on Statement of Assets and Liabilities	Fair Value
Asset Derivatives
Equity contracts	Net Assets- Unrealized appreciation*	$36,607
Total Asset Derivatives		$36,607

Liability Derivatives
Equity contracts	Net Assets- Unrealized depreciation*	$39,491
Total Liability Derivatives		$39,491

*	Includes cumulative appreciation/depreciation of futures contracts as reported in the table following the Portfolio of Investments.

The effect of derivative instruments on the Portfolio’s Statement of Operations for the year ended December 31, 2017 was as follows:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Futures
Equity contracts	$(19,956)
Total	$(19,956)

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Futures
Equity contracts	$(2,884)
Total	$(2,884)

At December 31, 2017, the aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments at period end were:

Cost for federal income tax purposes was $61,560,457.

Net unrealized appreciation consisted of:
Gross Unrealized Appreciation	$7,475,170
Gross Unrealized Depreciation	(1,660,859)
Net Unrealized Appreciation	$5,814,311

See Accompanying Notes to Financial Statements

VOYA STRATEGIC ALLOCATION GROWTH PORTFOLIO	PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2017

Shares		Value	Percentage of Net Assets

EXCHANGE-TRADED FUNDS: 3.5%
32,964	iShares MSCI EMU Index Fund	$1,429,979	1.0
29,400	iShares Russell 1000 Value Index Fund	3,655,596	2.5
	Total Exchange-Traded Funds (Cost $4,403,275)	5,085,575	3.5

MUTUAL FUNDS: 96.3%
	Affiliated Investment Companies: 94.8%
687,725	Voya Emerging Markets Index Portfolio — Class I	8,837,263	6.0
739,652	Voya Floating Rate Fund — Class I	7,270,780	4.9
360,533	Voya High Yield Bond Fund — Class R6	2,916,715	2.0
178,359	Voya Index Plus LargeCap Portfolio — Class I	5,192,028	3.5
1,294,572	Voya Intermediate Bond Fund — Class R6	13,088,124	8.9
1,635,959	Voya International Index Portfolio — Class I	17,570,201	11.9
640,723	Voya Large Cap Growth Portfolio — Class I	13,327,042	9.1
1,332,326	Voya Large Cap Value Portfolio — Class I	17,719,934	12.1
354,754	Voya MidCap Opportunities Portfolio —Class I	5,165,217	3.5
355,934	Voya Multi-Manager International Equity Fund — Class I	4,392,222	3.0

MUTUAL FUNDS: (continued)
	Affiliated Investment Companies: (continued)
277,034	Voya Multi-Manager International Factors Fund — Class I	$2,939,327	2.0
428,190	Voya Multi-Manager Mid Cap Value Fund — Class I	5,099,746	3.5
450,796	Voya RussellTM Mid Cap Index Portfolio — Class I	7,338,959	5.0
394,855	Voya Small Company Portfolio — Class I	8,690,766	5.9
137,134	Voya U.S. Bond Index Portfolio — Class I	1,452,244	1.0
986,759	Voya U.S. Stock Index Portfolio — Class I	15,482,254	10.5
118,432	VY® Clarion Global Real Estate Portfolio — Class I	1,479,212	1.0
38,395	VY® Clarion Real Estate Portfolio — Class I	1,449,799	1.0
		139,411,833	94.8

	Unaffiliated Investment Companies: 1.5%
426,349	Credit Suisse Commodity Return Strategy Fund — Class I	2,140,274	1.5
	Total Mutual Funds (Cost $110,859,073)	141,552,107	96.3
	Total Investments in Securities (Cost $115,262,348)	$146,637,682	99.8
	Assets in Excess of Other Liabilities	361,251	0.2
	Net Assets	$146,998,933	100.0

Fair Value Measurementsˆ

The following is a summary of the fair valuations according to the inputs used as of December 31, 2017 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at December 31, 2017
Asset Table
Investments, at fair value
Exchange-Traded Funds	$5,085,575	$—	$—	$5,085,575
Mutual Funds	141,552,107	—	—	141,552,107
Total Investments, at fair value	$146,637,682	$—	$—	$146,637,682
Other Financial Instruments+
Futures	76,029	—	—	76,029
Total Assets	$146,713,711	$—	$—	$146,713,711
Liabilities Table
Other Financial Instruments+
Futures	$(83,221)	$—	$—	$(83,221)
Total Liabilities	$(83,221)	$—	$—	$(83,221)

ˆ	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

+	Other Financial Instruments are derivatives not reflected in the Portfolio of Investments and may include open forward foreign currency contracts, futures, centrally cleared swaps, OTC swaps and written options. Forward foreign currency contracts, futures and centrally cleared swaps are valued at the unrealized gain (loss) on the instrument. OTC swaps and written options are valued at the fair value of the instrument.

See Accompanying Notes to Financial Statements

VOYA STRATEGIC ALLOCATION GROWTH PORTFOLIO	PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2017 (CONTINUED)

Transactions with Affiliates

An investment of at least 5% of the voting securities of an issuer, or a company which is under common control results in that issuer becoming an affiliated person as defined by the 1940 Act.

The following table provides transactions during the period ended December 31, 2017, where the following issuers were considered an affiliate:

Issuer	Beginning Fair Value at 12/31/16	Purchases at Cost	Sales at Cost	Change in Unrealized Appreciation/ (Depreciation)	Ending Fair Value at 12/31/17	Investment Income	Realized Gains/(Losses)	Net Capital Gain Distributions
Voya Emerging Markets Index Portfolio — Class I	$5,494,301	$3,179,349	$(1,895,404)	$2,059,017	$8,837,263	$116,911	$99,983	$—
Voya Floating Rate Fund — Class I	4,169,109	4,052,132	(900,278)	(50,183)	7,270,780	245,125	(26,217)	—
Voya Global Bond Fund — Class R6	2,734,341	187,772	(3,031,557)	109,444	—	48,355	(58,532)	—
Voya High Yield Bond Fund — Class R6	2,810,004	486,821	(395,628)	15,518	2,916,715	155,029	1,840	—
Voya Index Plus LargeCap Portfolio — Class I	4,165,208	1,037,724	(849,691)	838,787	5,192,028	80,597	35,896	92,344
Voya Intermediate Bond Fund — Class R6	9,981,501	4,628,353	(1,702,841)	181,111	13,088,124	381,553	(18,896)	—
Voya International Index Portfolio — Class I	16,867,172	923,162	(2,927,828)	2,707,695	17,570,201	416,239	713,827	—
Voya Large Cap Growth Portfolio — Class I	17,779,606	4,227,290	(8,260,083)	(419,771)	13,327,042	80,872	3,333,055	887,820
Voya Large Cap Value Portfolio — Class I	16,941,261	2,176,093	(2,663,637)	1,266,217	17,719,934	421,957	485,868	—
Voya MidCap Opportunities Portfolio — Class I	4,776,163	489,212	(870,066)	769,908	5,165,217	7,148	67,837	272,125
Voya Multi-Manager International Equity Fund — Class I	5,566,934	282,633	(2,296,995)	839,650	4,392,222	73,588	170,772	22,879
Voya Multi-Manager International Factors Fund — Class I	—	3,125,781	(366,045)	179,591	2,939,327	86,723	19,589	83,378
Voya Multi-Manager Mid Cap Value Fund — Class I	4,878,985	753,606	(928,673)	395,828	5,099,746	37,484	(32,855)	298,280
Voya RussellTM Mid Cap Index Portfolio — Class I	9,699,320	963,871	(3,514,402)	190,170	7,338,959	105,219	559,366	482,178
Voya Small Company Portfolio — Class I	4,220,065	6,077,291	(1,517,278)	(89,312)	8,690,766	28,375	(47,106)	872,837
Voya U.S. Bond Index Portfolio — Class I	2,730,623	393,873	(1,726,480)	54,228	1,452,244	42,766	(36,091)	3,670
Voya U.S. Stock Index Portfolio — Class I	11,792,413	7,578,869	(5,597,708)	1,708,680	15,482,254	261,234	39,972	772,042
VY® Clarion Global Real Estate Portfolio — Class I	1,403,357	183,240	(196,362)	88,977	1,479,212	53,005	2,371	—
VY® Clarion Real Estate Portfolio — Class I	1,413,838	200,038	(204,212)	40,135	1,449,799	33,257	1,497	—
	$127,424,201	$40,947,110	$(39,845,168)	$10,885,690	$139,411,833	$2,675,437	$5,312,176	$3,787,553

The financial statements for the above mutual fund[s] can be found at www.sec.gov.

See Accompanying Notes to Financial Statements

VOYA STRATEGIC ALLOCATION GROWTH PORTFOLIO	PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2017 (CONTINUED)

At December 31, 2017, the following futures contracts were outstanding for Voya Strategic Allocation Growth Portfolio:

Contract Description	Number of Contracts	Expiration Date	Notional Value	Unrealized Appreciation/ (Depreciation)
Long Contracts
Tokyo Price Index (TOPIX)	27	03/08/18	$4,354,027	$76,029
			$4,354,027	$76,029

Short Contracts
Mini MSCI EAFE Index	(29)	03/16/18	(2,965,975)	(58,940)
S&P 500 E-Mini	(11)	03/16/18	(1,471,800)	(24,281)
			$(4,437,775)	$(83,221)

A summary of derivative instruments by primary risk exposure is outlined in the following tables.

The fair value of derivative instruments as of December 31, 2017 was as follows:

Derivatives not accounted for as hedging instruments	Location on Statement of Assets and Liabilities	Fair Value
Asset Derivatives
Equity contracts	Net Assets- Unrealized appreciation*	$ 76,029
Total Asset Derivatives		$ 76,029

Liability Derivatives
Equity contracts	Net Assets- Unrealized depreciation*	$ 83,221
Total Liability Derivatives		$ 83,221

*	Includes cumulative appreciation/depreciation of futures contracts as reported in the table following the Portfolio of Investments.

The effect of derivative instruments on the Portfolio’s Statement of Operations for the year ended December 31, 2017 was as follows:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Futures
Equity contracts	$(21,643)
Total	$(21,643)

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Futures
Equity contracts	$(7,192)
Total	$(7,192)

At December 31, 2017, the aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments at period end were:

Cost for federal income tax purposes was $118,185,847.

Net unrealized appreciation consisted of:
Gross Unrealized Appreciation	$31,667,025
Gross Unrealized Depreciation	(3,168,749)
Net Unrealized Appreciation	$28,498,276

See Accompanying Notes to Financial Statements

VOYA STRATEGIC ALLOCATION MODERATE PORTFOLIO	PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2017

Shares		Value	Percentage of Net Assets

EXCHANGE-TRADED FUNDS: 8.9%
66,454	iShares Core U.S. Aggregate Bond ETF	$7,265,416	4.9
33,280	iShares MSCI EMU Index Fund	1,443,686	1.0
35,618	iShares Russell 1000 Value Index Fund	4,428,742	3.0
	Total Exchange-Traded Funds (Cost $12,228,953)	13,137,844	8.9

MUTUAL FUNDS: 90.8%
	Affiliated Investment Companies: 89.3%
514,847	Voya Emerging Markets Index Portfolio — Class I	6,615,786	4.5
738,583	Voya Floating Rate Fund — Class I	7,260,274	5.0
720,030	Voya High Yield Bond Fund — Class R6	5,825,040	4.0
152,690	Voya Index Plus LargeCap Portfolio — Class I	4,444,814	3.0
2,010,763	Voya Intermediate Bond Fund — Class R6	20,328,818	13.9
816,734	Voya International Index Portfolio — Class I	8,771,721	6.0
603,772	Voya Large Cap Growth Portfolio — Class I	12,558,466	8.6
1,105,620	Voya Large Cap Value Portfolio — Class I	14,704,742	10.0
303,672	Voya MidCap Opportunities Portfolio —Class I	4,421,468	3.0
355,384	Voya Multi-Manager International Equity Fund — Class I	4,385,444	3.0

MUTUAL FUNDS: (continued)
	Affiliated Investment Companies: (continued)
345,768	Voya Multi-Manager International Factors Fund — Class I	$3,668,602	2.5
366,477	Voya Multi-Manager Mid Cap Value Fund — Class I	4,364,747	3.0
180,071	Voya RussellTM Mid Cap Index Portfolio — Class I	2,931,556	2.0
295,130	Voya Short Term Bond Fund — Class R6	2,892,270	2.0
262,843	Voya Small Company Portfolio — Class I	5,785,167	3.9
543,355	Voya U.S. Bond Index Portfolio — Class I	5,754,131	3.9
841,507	Voya U.S. Stock Index Portfolio — Class I	13,203,243	9.0
118,263	VY® Clarion Global Real Estate Portfolio — Class I	1,477,107	1.0
38,333	VY® Clarion Real Estate Portfolio — Class I	1,447,440	1.0
		130,840,836	89.3

	Unaffiliated Investment Companies: 1.5%
430,448	Credit Suisse Commodity Return Strategy Fund — Class I	2,160,851	1.5
	Total Mutual Funds (Cost $109,618,174)	133,001,687	90.8
	Total Investments in Securities (Cost $121,847,127)	$146,139,531	99.7
	Assets in Excess of Other Liabilities	374,643	0.3
	Net Assets	$146,514,174	100.0

Fair Value Measurementsˆ

The following is a summary of the fair valuations according to the inputs used as of December 31, 2017 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at December 31, 2017
Asset Table
Investments, at fair value
Exchange-Traded Funds	$13,137,844	$—	$—	$13,137,844
Mutual Funds	133,001,687	—	—	133,001,687
Total Investments, at fair value	$146,139,531	$—	$—	$146,139,531
Other Financial Instruments+
Futures	76,029	—	—	76,029
Total Assets	$146,215,560	$—	$—	$146,215,560
Liabilities Table
Other Financial Instruments+
Futures	$(83,221)	$—	$—	$(83,221)
Total Liabilities	$(83,221)	$—	$—	$(83,221)

ˆ	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

See Accompanying Notes to Financial Statements

VOYA STRATEGIC ALLOCATION MODERATE PORTFOLIO	PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2017 (CONTINUED)

+	Other Financial Instruments are derivatives not reflected in the Portfolio of Investments and may include open forward foreign currency contracts, futures, centrally cleared swaps, OTC swaps and written options. Forward foreign currency contracts, futures and centrally cleared swaps are valued at the unrealized gain (loss) on the instrument. OTC swaps and written options are valued at the fair value of the instrument.

Transactions with Affiliates

An investment of at least 5% of the voting securities of an issuer, or a company which is under common control results in that issuer becoming an affiliated person as defined by the 1940 Act.

The following table provides transactions during the period ended December 31, 2017, where the following issuers were considered an affiliate:

Issuer	Beginning Fair Value at 12/31/16	Purchases at Cost	Sales at Cost	Change in Unrealized Appreciation/ (Depreciation)	Ending Fair Value at 12/31/17	Investment Income	Realized Gains/(Losses)	Net Capital Gain Distributions
Voya Emerging Markets Index Portfolio — Class I	$2,759,692	$3,838,283	$(1,347,003)	$1,364,814	$6,615,786	$83,780	$67,873	$—
Voya Floating Rate Fund — Class I	6,976,395	1,334,956	(988,397)	(62,680)	7,260,274	286,052	(28,042)	—
Voya Global Bond Fund — Class R6	2,745,392	197,277	(3,053,037)	110,368	—	48,815	(58,236)	—
Voya High Yield Bond Fund — Class R6	5,642,414	915,283	(765,572)	32,915	5,825,040	313,627	2,712	—
Voya Index Plus LargeCap Portfolio — Class I	4,181,807	343,809	(797,809)	717,007	4,444,814	70,673	87,922	80,974
Voya Intermediate Bond Fund — Class R6	19,352,362	3,368,914	(2,706,259)	313,801	20,328,818	642,254	(17,264)	—
Voya International Index Portfolio — Class I	8,467,094	597,339	(1,684,948)	1,392,236	8,771,721	213,014	336,277	—
Voya Large Cap Growth Portfolio — Class I	14,417,775	4,434,276	(6,380,293)	86,708	12,558,466	77,243	2,395,937	847,982
Voya Large Cap Value Portfolio — Class I	14,163,840	2,094,703	(2,545,013)	991,212	14,704,742	350,282	488,747	—
Voya MidCap Opportunities Portfolio — Class I	4,110,333	487,285	(837,998)	661,848	4,421,468	6,221	65,364	236,664
Voya Multi-Manager International Equity Fund — Class I	4,191,897	289,076	(901,096)	805,567	4,385,444	73,928	80,547	22,985
Voya Multi-Manager International Factors Fund — Class I	—	3,955,807	(515,751)	228,546	3,668,602	108,906	24,835	104,706
Voya Multi-Manager Mid Cap Value Fund — Class I	4,198,878	693,074	(872,585)	345,380	4,364,747	32,279	(28,456)	256,864
Voya RussellTM Mid Cap Index Portfolio — Class I	4,173,594	456,199	(1,919,467)	221,230	2,931,556	42,786	97,231	196,074
Voya Short Term Bond Fund — Class R6	4,484,981	629,802	(2,226,453)	3,940	2,892,270	63,097	(9,327)	—
Voya Small Company Portfolio — Class I	2,824,582	4,155,808	(1,152,457)	(42,766)	5,785,167	19,361	(51,509)	595,560
Voya U.S. Bond Index Portfolio — Class I	6,872,267	1,854,533	(3,072,592)	99,923	5,754,131	139,691	(59,461)	14,243
Voya U.S. Stock Index Portfolio — Class I	13,263,569	3,996,350	(5,672,064)	1,615,388	13,203,243	223,767	130,034	678,233

See Accompanying Notes to Financial Statements

VOYA STRATEGIC ALLOCATION MODERATE PORTFOLIO	PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2017 (CONTINUED)

Issuer	Beginning Fair Value at 12/31/16	Purchases at Cost	Sales at Cost	Change in Unrealized Appreciation/ (Depreciation)	Ending Fair Value at 12/31/17	Investment Income	Realized Gains/(Losses)	Net Capital Gain Distributions
VY® Clarion Global Real Estate Portfolio — Class I	$1,408,909	$172,531	$(194,607)	$90,274	$1,477,107	$53,633	$1,646	$—
VY® Clarion Real Estate Portfolio — Class I	1,419,381	199,637	(212,518)	40,940	1,447,440	33,646	278	—
	$125,655,162	$34,014,943	$(37,845,920)	$9,016,651	$130,840,836	$2,883,055	$3,527,108	$3,034,285

The financial statements for the above mutual fund[s] can be found at www.sec.gov.

At December 31, 2017, the following futures contracts were outstanding for Voya Strategic Allocation Moderate Portfolio:

Contract Description	Number of Contracts	Expiration Date	Notional Value	Unrealized Appreciation/ (Depreciation)
Long Contracts
Tokyo Price Index (TOPIX)	27	03/08/18	$4,354,027	$76,029
			$4,354,027	$76,029
Short Contracts
Mini MSCI EAFE Index	(29)	03/16/18	(2,965,975)	(58,940)
S&P 500 E-Mini	(11)	03/16/18	(1,471,800)	(24,281)
			$(4,437,775)	$(83,221)

A summary of derivative instruments by primary risk exposure is outlined in the following tables.

The fair value of derivative instruments as of December 31, 2017 was as follows:

Derivatives not accounted for as hedging instruments	Location on Statement of Assets and Liabilities	Fair Value
Asset Derivatives
Equity contracts	Net Assets- Unrealized appreciation*	$ 76,029
Total Asset Derivatives		$ 76,029

Liability Derivatives
Equity contracts	Net Assets- Unrealized depreciation*	$ 83,221
Total Liability Derivatives		$ 83,221

*	Includes cumulative appreciation/depreciation of futures contracts as reported in the table following the Portfolio of Investments.

The effect of derivative instruments on the Portfolio’s Statement of Operations for the year ended December 31, 2017 was as follows:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Futures
Equity contracts	$(26,031)
Total	$(26,031)

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Futures
Equity contracts	$(7,192)
Total	$(7,192)

See Accompanying Notes to Financial Statements

VOYA STRATEGIC ALLOCATION MODERATE PORTFOLIO	PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2017 (CONTINUED)

At December 31, 2017, the aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments at period end were:

Cost for federal income tax purposes was $124,820,357.

Net unrealized appreciation consisted of:
Gross Unrealized Appreciation	$24,629,476
Gross Unrealized Depreciation	(3,263,859)
Net Unrealized Appreciation	$21,365,617

See Accompanying Notes to Financial Statements

TAX INFORMATION (UNAUDITED)

Dividends paid during the year ended December 31, 2017 were as follows:

Portfolio Name	Type	Per Share Amount
Voya Strategic Allocation Conservative Portfolio
Class I	NII	$0.3312
Class S	NII	$0.2990
Voya Strategic Allocation Growth Portfolio
Class I	NII	$0.2596
Class S	NII	$0.2285
Voya Strategic Allocation Moderate Portfolio
Class I	NII	$0.2678
Class S	NII	$0.2324

NII—Net investment income

Of the ordinary distributions made during the year ended December 31, 2017, the following percentages qualify for the dividends received deduction (DRD) available to corporate shareholders:

Voya Strategic Allocation Conservative Portfolio	18.70%
Voya Strategic Allocation Growth Portfolio	43.28%
Voya Strategic Allocation Moderate Portfolio	31.98%

The Regulated Investment Company Modernization Act of 2010 allows qualified fund-of-funds to elect to pass through the ability to take foreign tax credits (or deductions) to the extent that foreign taxes are passed through from underlying funds. A qualified fund-of-funds is a regulated investment company that has at least 50% of the value of its total assets invested in other regulated investment companies at the end of each quarter of the taxable year. Pursuant to Section 853 of the Internal Revenue Code, the Portfolios designate the following amounts as foreign taxes paid for the year ended December 31, 2017:

	Creditable Foreign Taxes Paid	Per Share Amount	Portion of Ordinary Income Distribution Derived from Foreign Sourced Income*
Voya Strategic Allocation Conservative Portfolio	$12,106	$0.0024	7.65%
Voya Strategic Allocation Growth Portfolio	$55,042	$0.0060	20.48%
Voya Strategic Allocation Moderate Portfolio	$40,876	$0.0041	12.94%

*	None of the Portfolios listed above derived any income from ineligible foreign sources as defined under Section 901(j) of the Internal Revenue Code.

Foreign taxes paid or withheld must be included in taxable income with an offsetting deduction from gross income or as a credit for taxes paid to foreign governments. Shareholders are strongly advised to consult their own tax advisors regarding the appropriate treatment of foreign taxes paid.

Above figures may differ from those cited elsewhere in this report due to differences in the calculation of income and gains under U.S. generally accepted accounting principles (book) purposes and Internal Revenue Service (tax) purposes.

Shareholders are strongly advised to consult their own tax advisers with respect to the tax consequences of their investments in the Portfolios. In January, shareholders, excluding corporate shareholders, receive an IRS 1099-DIV regarding the federal tax status of the dividends and distributions they received in the calendar year.

DIRECTOR AND OFFICER INFORMATION (UNAUDITED)

The business and affairs of the Company are managed under the direction of the Board. A Director, who is not an interested person of the Company, as defined in the 1940 Act, is an independent director (“Independent Director”). The Directors and Officers of the Company are listed below. The Statement of Additional Information includes additional information about directors of the Company and is available, without charge, upon request at (800) 992-0180.

Name, Address and Age	Position(s) Held with the Company	Term of Office and Length of Time Served(1)	Principal Occupation(s) — During the Past 5 Years	Number of funds in Fund Complex Overseen by Director(2)	Other Board Positions Held by Director

Independent Directors*:

Colleen D. Baldwin 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 57	Director	May 2013–Present	President, Glantuam Partners, LLC, a business consulting firm (January 2009–Present).	151	DSM/Dentaquest, Boston, MA (February 2014–Present).

John V. Boyer 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 64	Chairperson Director	January 2014–Present May 2013–Present	President and Chief Executive Officer, Bechtler Arts Foundation, an arts and education foundation (January 2008–Present).	151	None.

Patricia W. Chadwick 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 69	Director	May 2013–Present	Consultant and President, Ravengate Partners LLC, a consulting firm that provides advice regarding financial markets and the global economy (January 2000– Present).	151	Wisconsin Energy Corporation (June 2006–Present); The Royce Funds (23 funds) (December 2009–Present); and AMICA Mutual Insurance Company (1992–Present).

Martin J. Gavin 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, AZ 85258 Age: 67	Director	August 2015–Present	Retired. Formerly, President and Chief Executive Officer, Connecticut Children’s Medical Center (May 2006–November 2015).	151	None.

Russell H. Jones 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 73	Director	December 2007–Present	Retired.	151	None.

Patrick W. Kenny 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 75	Director	May 2013–Present	Retired.	151	Assured Guaranty Ltd. (April 2004–Present).

Joseph E. Obermeyer 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 60	Director	January 2003–Present	President, Obermeyer & Associates, Inc., a provider of financial and economic consulting services (November 1999–Present).	151	None.

Sheryl K. Pressler 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 67	Director	May 2013–Present	Consultant (May 2001– Present).	151	None.

Christopher P. Sullivan 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 64	Director	October 2015–Present	Retired. Formerly, President, Bond Division, Fidelity Management and Research (June 2009– September 2012).	151	None.

Roger B. Vincent 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 72	Director	May 2013–Present	Retired.	151	None.

DIRECTOR AND OFFICER INFORMATION (UNAUDITED) (CONTINUED)

Name, Address and Age	Position(s) Held with the Company	Term of Office and Length of Time Served(1)	Principal Occupation(s) — During the Past 5 Years	Number of funds in Fund Complex Overseen by Director(2)	Other Board Positions Held by Director

Director who is an “interested person”:

Shaun P. Mathews(3) 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 62	Director	December 2007–Present	President and Chief Executive Officer, Voya Investments, LLC (December 2006–Present).	151
Voya Capital Corporation, LLC and Voya Investments Distributor, LLC (December 2005–Present); Voya Funds Services, LLC, Voya Investments, LLC and Voya Investment Management (March 2006–Present); and Voya Investment Trust Co. (April 2009–Present).

(1)	Directors serve until their successors are duly elected and qualified. The tenure of each Director who is not an “interested person” as defined in the 1940 Act, of each Portfolio (“Independent Director”) is subject to the Board’s retirement policy which states that each duly elected or appointed Independent Director shall retire from and cease to be a member of the Board of Directors at the close of business on December 31 of the calendar year in which the Independent Director attains the age of 75. A majority vote of the Board’s other Independent Directors may extend the retirement date of an Independent Director if the retirement would trigger a requirement to hold a meeting of shareholders of the Company under applicable law, whether for the purposes of appointing a successor to the Independent Director or otherwise comply under applicable law, in which case the extension would apply until such time as the shareholder meeting can be held or is no longer required (as determined by a vote of a majority of the other Independent Directors).

(2)	For the purposes of this table, “Fund Complex” means the Voya family of funds including the following investment companies: Voya Asia Pacific High Dividend Equity Income Fund; Voya Balanced Portfolio, Inc.; Voya Emerging Markets High Dividend Equity Fund; Voya Equity Trust; Voya Funds Trust; Voya Global Advantage and Premium Opportunity Fund; Voya Global Equity Dividend and Premium Opportunity Fund; Voya Government Money Market Portfolio; Voya Infrastructure, Industrials and Materials Fund; Voya Intermediate Bond Portfolio; Voya International High Dividend Equity Income Fund; Voya Investors Trust; Voya Mutual Funds; Voya Natural Resources Equity Income Fund; Voya Partners, Inc.; Voya Prime Rate Trust; Voya Senior Income Fund; Voya Separate Portfolios Trust; Voya Series Fund, Inc.; Voya Strategic Allocation Portfolios, Inc.; Voya Variable Funds; Voya Variable Insurance Trust; Voya Variable Portfolios, Inc.; and Voya Variable Products Trust. The number of funds in the Fund Complex is as of January 31, 2018.

(3)	Mr. Mathews is deemed to be an “interested person” of the Company as defined in the 1940 Act, because of his current affiliation with the Voya funds, Voya Financial, Inc., or Voya Financial, Inc.’s affiliates.

*	Effective December 31, 2017, Peter S. Drotch retired as a Director of the Board.

DIRECTOR AND OFFICER INFORMATION (UNAUDITED) (CONTINUED)

Name, Address and Age	Position(s) Held With the Company	Term of Office and Length of Time Served(1)	Principal Occupation(s) — During the Past 5 Years
Shaun P. Mathews 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 62	President and Chief Executive Officer	December 2006–Present	President and Chief Executive Officer, Voya Investments, LLC (December 2006–Present).

Michael J. Roland 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 59	Executive Vice President	April 2002–Present
Managing Director and Chief Operating Officer, Voya Investments, LLC and Voya Funds Services, LLC (March 2012–Present). Formerly, Chief Compliance Officer, Directed Services LLC and Voya Investments, LLC (March 2011–December 2013).

Stanley D. Vyner 230 Park Avenue New York, New York 10169 Age: 67	Executive Vice President Chief Investment Risk Officer	March 2002–Present May 2013–Present	Executive Vice President, Voya Investments, LLC (July 2000–Present) and Chief Investment Risk Officer, Voya Investments, LLC (January 2003–Present).

Kevin M. Gleason 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 51	Chief Compliance Officer	February 2012–Present	Senior Vice President, Voya Investment Management and Chief Compliance Officer, Voya Family of Funds (February 2012–Present).

Todd Modic 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 50	Senior Vice President, Chief/Principal Financial Officer and Assistant Secretary	March 2005–Present	Senior Vice President, Voya Investments, LLC and Voya Funds Services, LLC (April 2005– Present).

Kimberly A. Anderson 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 53	Senior Vice President	December 2003–Present	Senior Vice President, Voya Investments, LLC (September 2003–Present).

Robert Terris 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 47	Senior Vice President	June 2006–Present	Senior Vice President, Head of Division Operations, Voya Investments, LLC (October 2015–Present) and Voya Funds Services, LLC (March 2006–Present).

Fred Bedoya 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 45	Vice President and Treasurer	September 2012–Present	Vice President, Voya Investments, LLC (October 2015–Present) and Voya Funds Services, LLC (July 2012–Present).

Maria M. Anderson 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 59	Vice President	September 2004–Present	Vice President, Voya Investments, LLC (October 2015–Present) and Voya Funds Services, LLC (September 2004–Present).

Lauren D. Bensinger 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 64	Vice President	March 2003–Present
Vice President, Voya Funds Services, LLC (February 1996–Present) and Voya Investments, LLC (October 2004–Present); Vice President and Anti-Money Laundering Officer, Voya Investments Distributor, LLC (April 2010–Present). Anti-Money Laundering Officer, Voya Financial, Inc. (January 2013–Present); and Anti-Money Laundering Officer, Voya Investment Management Trust Co. (October 2012–Present).

Sara M. Donaldson 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 58	Vice President	September 2014–Present
Vice President, Voya Investments, LLC (October 2015–Present). Formerly, Vice President, Voya Funds Services, LLC (April 2014–October 2015). Formerly, Director, Compliance, AXA Rosenberg Global Services, LLC (September 1997–March 2014).

DIRECTOR AND OFFICER INFORMATION (UNAUDITED) (CONTINUED)

Name, Address and Age	Position(s) Held With the Company	Term of Office and Length of Time Served(1)	Principal Occupation(s) — During the Past 5 Years
Micheline S. Favor 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 40	Vice President	September 2016–Present
Vice President, Head of Fund Compliance, Voya Investments LLC, and Chief Compliance Officer for Voya Investments, LLC and Directed Services, LLC (June 2016–Present). Formerly, Vice President, Mutual Fund Compliance (March 2014–June 2016); Assistant Vice President, Mutual Fund Compliance (May 2013–March 2014); Assistant Vice President, Senior Project Manager (May 2008–May 2013).

Robyn L. Ichilov 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 50	Vice President	March 2002–Present	Vice President, Voya Funds Services, LLC (November 1995–Present) and Voya Investments, LLC (August 1997–Present).

Jason Kadavy 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 41	Vice President	September 2012–Present	Vice President, Voya Investments, LLC (October 2015–Present) and Voya Funds Services, LLC (July 2007–Present).

Kimberly K. Springer 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 60	Vice President	March 2006–Present
Vice President — Mutual Fund Product Development, Voya Investments, LLC (July 2012–Present); Vice President, Voya Family of Funds (March 2010–Present) and Vice President, Voya Funds Services, LLC (March 2006–Present).

Craig Wheeler 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 48	Vice President	May 2013–Present
Vice President — Director of Tax, Voya Investments, LLC (October 2015–Present). Formerly, Vice President — Director of Tax, Voya Funds Services, LLC (March 2013–October 2015). Formerly, Assistant Vice President–Director of Tax, Voya Funds Services, LLC (March 2008–February 2013).

Huey P. Falgout, Jr. 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 54	Secretary	May 2013–Present	Senior Vice President and Chief Counsel, Voya Investment Management — Mutual Fund Legal Department (March 2010–Present).

Paul A. Caldarelli 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 66	Assistant Secretary	August 2010–Present	Vice President and Senior Counsel, Voya Investment Management — Mutual Fund Legal Department (March 2010–Present).

Theresa K. Kelety 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 55	Assistant Secretary	May 2013–Present	Vice President and Senior Counsel, Voya Investment Management — Mutual Fund Legal Department (March 2010–Present).

(1)	The Officers hold office until the next annual meeting of the Board of Directors and until their successors shall have been elected and qualified.

ADVISORY AND SUB-ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED)

BOARD CONSIDERATION AND APPROVAL OF INVESTMENT MANAGEMENT CONTRACTS AND SUB-ADVISORY CONTRACTS

At a meeting held on November 16, 2017, the Board, including a majority of the Independent Directors, considered and approved the renewal of the investment management contracts (the “Management Contracts”) between Voya Investments, LLC (the “Manager”) and Voya Strategic Allocation Portfolios, Inc. (the “Company”), on behalf of Voya Strategic Allocation Conservative Portfolio, Voya Strategic Allocation Growth Portfolio, and Voya Strategic Allocation Moderate Portfolio, each a series of the Company (“the Portfolios”), and the sub-advisory contracts (the “Sub-Advisory Contracts”) with Voya Investment Management Co. LLC, the sub-adviser to each Portfolio (the “Sub-Adviser”), for an additional one year period ending November 30, 2018. In determining to renew such contracts, the Board took into account information furnished to it throughout the year at meetings of the Board and its committees, including regarding performance, expenses, and other matters.

In addition to the Board meeting on November 16, 2017, the Independent Directors also held meetings outside the presence of personnel representing the Manager or Sub-Adviser (collectively, such persons are referred to herein as “Management”) on October 12, 2017, and November 14, 2017, specifically to review and consider materials related to the proposed continuance of each Management Contract and Sub-Advisory Contract that they believed to be relevant to the renewal of the Management Contracts and Sub-Advisory Contracts in light of the legal advice furnished to them by K&L Gates LLP, their independent legal counsel, and their own business judgment. Subsequent references herein to factors considered and determinations made by the Independent Directors and/or the Board include, as applicable, factors considered and determinations made at those meetings by the Independent Directors. While the Board considered the renewal of the management contracts and sub-advisory contracts for all of the applicable investment companies in the Voya family of funds at the same meetings, the Board considered each Voya fund’s investment management and sub-advisory relationships separately.

The Board follows a structured process pursuant to which it seeks and considers relevant information when it evaluates whether to renew existing investment management and sub-advisory contracts for the Voya funds. The Board has established a Contracts Committee and three Investment Review Committees (the “IRCs”), each of which includes only Independent Directors as members. The Contracts Committee provides oversight with respect to the management and sub-advisory contracts approval and renewal process, and each IRC provides oversight throughout the year regarding the investment performance of the sub-advisers, as well as the Manager’s role in monitoring the sub-advisers, with respect to each Voya fund that is assigned to that IRC.

The Contracts Committee oversees, and annually recommends Board approval of updates to, a methodology guide for the Voya funds (“Methodology Guide”). The Methodology Guide sets out a framework pursuant to which the Independent Directors request, and Management provides, certain information that the Independent Directors deem to be important or potentially relevant. The Independent Directors retain the services of an independent consultant with experience in the mutual fund industry to assist the Contracts Committee in developing and recommending to the Board: (1) a selected peer group of investment companies for each Portfolio (“Selected Peer Group”) based on that Portfolio’s particular attributes, such as fund type and size, fund category (as determined by Morningstar, Inc., an independent provider of mutual fund data (“Morningstar”)), sales channels and structure and the Portfolio share class being compared to the Selected Peer Group, and (2) updates to the Methodology Guide with respect to the content and format of various data including, but not limited to, investment performance, fee structure, and expense information prepared in connection with the renewal process.

Provided below is an overview of certain material factors that the Board considered at its meetings regarding the renewal of the Management Contracts and Sub-Advisory Contracts and the compensation to be paid thereunder. Board members did not identify any particular information or factor that was overarching, and each Board member may have accorded different weight to the various factors in reaching his or her conclusions with respect to each Portfolio’s investment management and sub-advisory arrangements.

Nature, Extent and Quality of Services

The Manager oversees, subject to the authority of the Board, the provision of all investment advisory and portfolio management services for the Portfolios, but may delegate certain of these responsibilities to one or more sub-advisers. In addition, the Manager provides administrative services reasonably necessary for the operation of the Portfolios as set forth in the Management Contracts, including oversight of the Portfolios’ operations and risk management and the oversight of their various other service providers.

The Board considered the “manager-of-managers” platform of the Voya funds that has been developed by the Manager pursuant to which the Manager selects, subject to the Board’s approval, experienced sub-advisers to provide day-to-day management services to all or a portion of each

ADVISORY AND SUB-ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

Voya fund. The Board recognized that the Manager is responsible for monitoring the investment program, performance, developments, ongoing operations, and regulatory compliance of the Sub-Adviser with respect to the Portfolios under this manager-of-managers arrangement. The Board also considered the techniques and resources that the Manager has developed to provide this ongoing oversight and due diligence with respect to the sub-advisers and to advocate or recommend, when it believes appropriate, changes in investment strategies or investment sub-advisers designed to assist in improving a Voya fund’s performance. The Board was advised that, in connection with the Manager’s performance of these duties, the Manager has developed an oversight process formulated by its Manager Research & Selection Group which reviews, among other matters, performance data, the Sub-Adviser’s management team, portfolio data and attribution analysis related to the Sub-Adviser through various means, including, but not limited to, in-person meetings, on-site visits, and telephonic meetings with the Sub-Adviser.

Further, the Board considered periodic compliance reports it receives from the Company’s Chief Compliance Officer evaluating whether the regulatory compliance systems and procedures of the Manager and the Sub-Adviser are reasonably designed to ensure compliance with the federal securities laws and whether the investment policies and restrictions for each Portfolio are consistently complied with, and other periodic reports covering related matters.

The Board considered the portfolio management team assigned by the Sub-Adviser to the Portfolios and the level of resources committed to the Portfolios (and other relevant funds in the Voya funds) by the Manager and the Sub-Adviser, and whether those resources are sufficient to provide high-quality services to the Portfolios.

Based on their deliberations and the materials presented to them, the Board concluded that the nature, extent and quality of the overall services provided by the Manager and the Sub-Adviser under the Management Contracts and Sub-Advisory Contracts were appropriate.

Portfolio Performance

In assessing investment management and sub-advisory relationships, the Board placed emphasis on the investment returns of each Portfolio, including its investment performance over certain time periods compared to the Portfolio’s Morningstar category, Selected Peer Group and primary benchmark. The Board also considered information from the Manager Research & Selection Group and received reports summarizing a separate analysis of each Portfolio’s performance and risk, including risk-adjusted investment return information, by the Company’s Chief Investment Risk Officer.

Economies of Scale

When evaluating the reasonableness of management fee schedules, the Board considered whether economies of scale have been or likely will be realized by the Manager and the Sub-Adviser as a Portfolio grows larger and the extent to which any such economies are reflected in contractual fee schedules. The Board also considered that, while the Portfolios do not have management fee breakpoints, they have fee waiver and expense reimbursement arrangements. The Board considered the extent to which economies of scale realized by the Manager or the Sub-Adviser could be shared with each Portfolio through such fee waivers, expense reimbursements or other expense reductions. In evaluating these matters, the Independent Directors also considered periodic management reports, Selected Peer Group comparisons, and industry information regarding economies of scale.

Information Regarding Services to Other Clients

The Board considered information regarding the nature of services, performance, and fee schedules offered by the Manager and the Sub-Adviser to other clients with similar investment objectives, if applicable, including other registered investment companies and relevant institutional accounts. When the fee schedules offered to or the performance of other clients differed materially from a Portfolio, the Board took into account the underlying rationale provided by the Manager or the Sub-Adviser, as applicable, for these differences. The Board also considered that the fee schedules charged to the Portfolios and other institutional clients of the Manager or the Sub-Adviser (including other investment companies) and the performance of the Portfolios and the other accounts, as applicable, may differ materially due to, among other reasons: differences in services; different regulatory requirements associated with registered investment companies; market differences in fee schedules that existed when a Portfolio first was organized; differences in the original sponsors; investment capacity constraints that existed when certain contracts were first agreed upon or that might exist at present; and different pricing structures that are necessary to be competitive in different marketing channels.

Fee Schedules, Profitability, and Fall-out Benefits

The Board reviewed and considered the contractual management fee schedule payable by each Portfolio to the Manager compared to the Portfolio’s Selected Peer Group. The Board also considered the contractual sub-advisory fee schedule payable by the Manager to the Sub-Adviser for sub-advisory services for each Portfolio, including the portion of the contractual management fee rates that are paid to the Sub-Adviser, as compared to the portion

ADVISORY AND SUB-ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

retained by the Manager. In addition, the Board considered any fee waivers, expense limitations, or recoupment arrangements that apply to the fees payable by the Portfolios, including whether the Manager intends to propose any changes thereto. For each Portfolio, the Board separately determined that the fees payable to the Manager and the fee schedule payable to the Sub-Adviser are reasonable for the services that each performs, which were considered in light of the nature, extent and quality of the services that each has performed and is expected to perform.

For each Portfolio, the Board considered information on revenues, costs and profits or losses realized by the Manager and the Voya-affiliated Sub-Adviser. In analyzing the profitability of the Manager and its affiliated service providers in connection with services they render to a Portfolio, the Board took into account the sub-advisory fee rate payable by the Manager to the Sub-Adviser. The Board also considered the profitability of the Manager and its affiliated Sub-Adviser attributable to servicing each Portfolio both with and without taking into account the profitability of the distributor of the Portfolios and both before and after giving effect to any expenses incurred by the Manager or the affiliated Sub-Adviser in making payments to affiliated insurance companies.

Although the Methodology Guide establishes a framework for profit calculation, the Board recognized that there is no uniform methodology within the asset management industry for determining profitability for this purpose. The Board also recognized that the use of different reasonable methodologies can give rise to dramatically different reported profit and loss results with respect to the Manager and the Voya-affiliated Sub-Adviser, as well as other industry participants with whom the profits of the Manager and its affiliated Sub-Adviser could be compared. In addition, the Board recognized that Management’s calculations regarding its costs incurred in establishing the infrastructure necessary for the Portfolios’ operations may not be fully reflected in the expenses allocated to each Portfolio in determining profitability, and that the information presented may not portray all of the costs borne by the Manager or reflect all risks, including entrepreneurial, regulatory, legal and operational risks, associated with offering and managing a mutual fund complex in the current regulatory and market environment.

The Board also considered that the Manager is entitled to earn a reasonable level of profits for the services that it provides to the Portfolios. The Board also received information regarding the potential fall-out benefits to the Manager and Sub-Adviser and their respective affiliates from their association with the Portfolios, including their ability to engage in soft-dollar transactions on behalf of the Portfolios. Following its reviews, the Board determined that the Manager’s and the Voya-affiliated Sub-Adviser’s profitability with respect to their services to the Portfolios and the Manager and Sub-Adviser’s potential fall-out benefits were not unreasonable.

Portfolio-by-Portfolio Analysis

Set forth below are certain of the specific factors that the Board considered, and the conclusions reached, at its October 12, 2017, November 14, 2017, and/or November 16, 2017 meetings in relation to approving each Portfolio’s Management Contracts and Sub-Advisory Contracts. These specific factors are in addition to those considerations discussed above. In each case, the Portfolio’s performance was compared to its Morningstar category, as well as its primary benchmark, a broad-based securities market index that appears in the Portfolio’s prospectus. With respect to Morningstar quintile rankings, the first quintile represents the highest (best) performance and the fifth quintile represents the lowest performance. The performance data provided to the Board primarily was for various periods ended March 31, 2017. In addition, the Board also considered at its October 12, 2017, November 14, 2017, and November 16, 2017 meetings certain additional data regarding performance and Portfolio asset levels and flows as of August 31, 2017, and September 30, 2017. Each Portfolio’s management fee and expense ratio were compared to the fees and expense ratios of the funds in its Selected Peer Group.

Voya Strategic Allocation Conservative Portfolio

In considering whether to approve the renewal of the Management and Sub-Advisory Contracts for Voya Strategic Allocation Conservative Portfolio, the Board considered that, based on performance data for the periods ended March 31, 2017: (1) the Portfolio outperformed its Morningstar category average for all periods presented; (2) the Portfolio outperformed its primary benchmark for all periods presented; and (3) the Portfolio is ranked in the first (highest) quintile of its Morningstar category for the three-year and five-year periods, and the third quintile for the year-to-date, one-year and ten-year periods.

In considering the fees payable under the Management and Sub-Advisory Contracts for the Portfolio, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under a Management Contract with a level fee rate that does not include breakpoints; and (2) the pricing structure (including the net expense ratio to be borne by shareholders) of the Portfolio, as compared to its Selected Peer Group, including that: (a) the contractual management fee rate for the Portfolio is above the median and the average management fees of the funds in its Selected Peer Group; and (b) the all-in net expense ratio for the Portfolio, inclusive of the Acquired Fund Fees and Expenses

ADVISORY AND SUB-ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

(“AFFE”), is below the median and the average all-in net expense ratios of the funds in its Selected Peer Group, and the net expense ratio for the Portfolio, not inclusive of AFFE, is above the median and the average net expense ratios of the funds in its Selected Peer Group.

In analyzing this fee data, the Board took into account: (1) that the Portfolio indirectly bears the fees payable by the underlying funds in which the Portfolio invests; and (2) Management’s representations regarding the competitiveness of the Portfolio’s management fee and net expense ratio.

After its deliberation, the Board reached the following conclusions: (1) the Portfolio’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Portfolio’s net expense ratio is reasonable in the context of all factors considered by the Board; (3) the Portfolio’s performance is reasonable in the context of all factors considered by the Board; and (4) the sub-advisory fee rate payable by the Manager to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Management and Sub-Advisory Contracts for the Portfolio for the year ending November 30, 2018. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

Voya Strategic Allocation Growth Portfolio

In considering whether to approve the renewal of the Management and Sub-Advisory Contracts for Voya Strategic Allocation Growth Portfolio, the Board considered that, based on performance data for the periods ended March 31, 2017: (1) the Portfolio outperformed its Morningstar category average for all periods presented, with the exception of the ten-year period, during which it underperformed; (2) the Portfolio underperformed its primary benchmark for all periods presented; and (3) the Portfolio is ranked in the second quintile of its Morningstar category for the year-to-date, one-year, three-year and five-year periods, and the fourth quintile for the ten-year period.

In considering the fees payable under the Management and Sub-Advisory Contracts for the Portfolio, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under a Management Contract with a level fee rate that does not include breakpoints; and (2) the pricing structure (including the net expense ratio to be borne by shareholders) of the Portfolio, as compared to its Selected Peer Group, including that: (a) the contractual management fee rate for the Portfolio is above the median and the average management fees of the funds in its Selected Peer Group; and (b) the all-in net expense ratio for the Portfolio, inclusive of the Acquired Fund Fees and Expenses (“AFFE”), is below the median and the average all-in net expense ratios of the funds in its Selected Peer Group, and the net expense ratio for the Portfolio, not inclusive of AFFE, is above the median and the average of the net expense ratios of the funds in its Selected Peer Group. To assist the Board in its deliberations regarding this fee data, the Board was provided with information regarding the effect of waivers and/or reimbursements on the Portfolio’s net expense ratio.

After its deliberation, the Board reached the following conclusions: (1) the Portfolio’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Portfolio’s net expense ratio is reasonable in the context of all factors considered by the Board; (3) the Portfolio’s performance is reasonable in the context of all factors considered by the Board; and (4) the sub-advisory fee rate payable by the Manager to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Management and Sub-Advisory Contracts for the Portfolio for the year ending November 30, 2018. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

Voya Strategic Allocation Moderate Portfolio

In considering whether to approve the renewal of the Management and Sub-Advisory Contracts for Voya Strategic Allocation Moderate Portfolio, the Board considered that, based on performance data for the periods ended March 31, 2017: (1) the Portfolio outperformed its Morningstar category average for all periods presented, with the exception of the ten-year period, during which it underperformed; (2) the Portfolio underperformed its primary benchmark for all periods presented; and (3) the Portfolio is ranked in the second quintile of its Morningstar category for the year-to-date, one-year, three-year and five-year periods, and in the fourth quintile for the ten-year period.

In considering the fees payable under the Management and Sub-Advisory Contracts for the Portfolio, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under a Management Contract with a level fee rate that does not include breakpoints; and (2) the pricing structure (including the net expense ratio to be borne by shareholders) of the Portfolio, as compared to its Selected Peer Group, including that: (a) the contractual management fee rate for the Portfolio is above the median and the average management fees of the funds in its Selected Peer Group; and (b) the all-in net expense ratio for the Portfolio, inclusive of the Acquired Fund Fees and Expenses (“AFFE”), is below the median and the average all-in net

ADVISORY AND SUB-ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

expense ratios of the funds in its Selected Peer Group, and the net expense ratio for the Portfolio, not inclusive of AFFE, is above the median and the average net expense ratios of the funds in its Selected Peer Group.

In analyzing this fee data, the Board took into account: (1) that the Portfolio indirectly bears the fees payable by the underlying funds in which the Portfolio invests; and (2) Management’s representations regarding the competitiveness of the Portfolio’s management fee and net expense ratio.

After its deliberation, the Board reached the following conclusions: (1) the Portfolio’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Portfolio’s net expense ratio is reasonable in the context of all factors considered by the Board; (3) the Portfolio’s performance is reasonable in the context of all factors considered by the Board; and (4) the sub-advisory fee rate payable by the Manager to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Management and Sub-Advisory Contracts for the Portfolio for the year ending November 30, 2018. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

Investment Adviser
Voya Investments, LLC
7337 East Doubletree Ranch Road, Suite 100
Scottsdale, Arizona 85258

Distributor
Voya Investments Distributor, LLC
7337 East Doubletree Ranch Road, Suite 100
Scottsdale, Arizona 85258

Transfer Agent
BNY Mellon Investment Servicing (U.S.) Inc.
301 Bellevue Parkway
Wilmington, Delaware 19809

Independent Registered Public Accounting Firm
KPMG LLP
Two Financial Center
60 South Street
Boston, Massachusetts 02111

Custodian
The Bank of New York Mellon
225 Liberty Street
New York, New York 10286

Legal Counsel
Ropes & Gray LLP
Prudential Tower
800 Boylston Street
Boston, Massachusetts 02199

Before investing, carefully consider the investment objectives, risks, charges and expenses of the variable annuity contract or variable life insurance policy and the underlying variable investment options. This and other information is contained in the prospectus for the variable annuity contract or variable life insurance policy and the underlying variable investment options. Obtain these prospectuses from your agent/registered representative and read them carefully before investing.

RETIREMENT | INVESTMENTS | INSURANCE voyainvestments.com	VPAR-SAIS (1217-021518)

Item 2. Code of Ethics.

As of the end of the period covered by this report, Registrant had adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to the Registrant’s principal executive officer and principal financial officer. There were no amendments to the Code during the period covered by the report. The Registrant did not grant any waivers, including implicit waivers, from any provisions of the Code during the period covered by this report. The code of ethics is filed herewith pursuant to Item 10(a)(1), Ex-99.CODE ETH.

Item 3. Audit Committee Financial Expert.

The Board of Directors has determined that Colleen D. Baldwin, Martin J. Gavin, Patrick W. Kenny, Joseph E. Obermeyer, and Roger B. Vincent are audit committee financial experts, as defined in Item 3 of Form N-CSR. Ms. Baldwin, Mr. Gavin, Mr. Kenny, Mr. Obermeyer and Mr. Vincent are “independent” for purposes of Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees: The aggregate fees billed for each of the last two fiscal years for professional services rendered by KPMG LLP (“KPMG”), the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years were $72,000 for the year ended December 31, 2017 and $72,000 for the year ended December 31, 2016.

(b)	Audit-Related Fees: The aggregate fees billed in each of the last two fiscal years for assurance and related services by KPMG that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item were $8,100 for the year ended December 31, 2017 and $7,575 for the year ended December 31, 2016.

(c)	Tax Fees: The aggregate fees billed in each of the last two fiscal years for professional services rendered by KPMG for tax compliance, tax advice, and tax planning were $13,725 for the year ended December 31, 2017 and $13,620 for the year ended December 31, 2016. Such services included review of excise distribution calculations (if applicable), preparation of the Funds’ federal, state, and excise tax returns, tax services related to mergers and routine consulting.

(d)	All Other Fees: The aggregate fees billed in each of the last two fiscal years for products and services provided by KPMG, other than the services reported in paragraphs (a) through (c) of this Item were $0 for the year ended December 31, 2017 and $0 for the year ended December 31, 2016.

(e)(1)	Audit Committee Pre-Approval Policies and Procedures

AUDIT AND NON-AUDIT SERVICES
PRE-APPROVAL POLICY

I.	Statement of Principles

Under the Sarbanes-Oxley Act of 2002 (the “Act”), the Audit Committee of the Board of Directors or Trustees (the “Committee”) of the Voya funds (each a “Fund,” collectively, the “Funds”) set out on Exhibit A to this Audit and Non-Audit Services Pre-Approval Policy (“Policy”) is responsible for the oversight of the work of the Funds’ independent auditors. As part of its responsibilities, the Committee must pre-approve the audit and non-audit services performed by the auditors in order to assure that the provision of these services does not impair the auditors’ independence from the Funds. The Committee has adopted, and the Board has ratified, this Policy, which sets out the procedures and conditions under which the services of the independent auditors may be pre-approved.

Under Securities and Exchange Commission (“SEC”) rules promulgated in accordance with the Act, the Funds may establish two different approaches to pre-approving audit and non-audit services. The Committee may approve services without consideration of specific case-by-case services (“general pre-approval”) or it may pre-approve specific services (“specific pre-approval”). The Committee believes that the combination of these approaches contemplated in this Policy results in an effective and efficient method for pre-approving audit and non-audit services to be performed by the Funds’ independent auditors. Under this Policy, services that are not of a type that may receive general pre-approval require specific pre-approval by the Committee. Any proposed services that exceed pre-approved cost levels or budgeted amounts will also require the Committee’s specific pre-approval.

For both types of approval, the Committee considers whether the subject services are consistent with the SEC’s rules on auditor independence and that such services are compatible with maintaining the auditors independence. The Committee also considers whether a particular audit firm is in the best position to provide effective and efficient services to the Funds. Reasons that the auditors are in the best position include the auditors’ familiarity with the Funds’ business, personnel, culture, accounting systems, risk profile, and other factors, and whether the services will enhance the Funds’ ability to manage and control risk or improve audit quality. Such factors will be considered as a whole, with no one factor being determinative.

The appendices attached to this Policy describe the audit, audit-related, tax-related, and other services that have the Committee’s general pre-approval. For any service that has been approved through general pre-approval, the general pre-approval will remain in place for a period 12 months from the date of pre-approval, unless the Committee determines that a different period is appropriate. The Committee will annually review and pre-approve the services that may be provided by the independent auditors without specific pre-approval. The Committee will revise the list of services subject to general pre-approval as appropriate. This Policy does not serve as a delegation to Fund management of the Committee’s duty to pre-approve services performed by the Funds’ independent auditors.

II.	Audit Services

The annual audit services engagement terms and fees are subject to the Committee’s specific pre-approval. Audit services are those services that are normally provided by auditors in connection with statutory and regulatory filings or engagements or those that generally only independent auditors can reasonably provide. They include the Funds’ annual financial statement audit and procedures that the independent auditors must perform in order to form an opinion on the Funds’ financial statements (e.g., information systems and procedural reviews and testing). The Committee will monitor the audit services engagement and approve any changes in terms, conditions or fees deemed by the Committee to be necessary or appropriate.

The Committee may grant general pre-approval to other audit services, such as statutory audits and services associated with SEC registration statements, periodic reports and other documents filed with the SEC or issued in connection with securities offerings.

The Committee has pre-approved the audit services listed on Appendix A. The Committee must specifically approve all audit services not listed on Appendix A.

III.	Audit-related Services

Audit-related services are assurance and related services that are reasonably related to the performance of the audit or the review of the Funds’ financial statements or are traditionally performed by the independent auditors. The Committee believes that the provision of audit-related services will not impair the independent auditors’ independence, and therefore may grant pre-approval to audit-related services. Audit-related services include accounting consultations related to accounting, financial reporting or disclosure matters not classified as “audit services;” assistance with understanding and implementing new accounting and financial reporting guidance from rulemaking authorities; agreed-upon or expanded audit procedures relating to accounting and/or billing records required to respond to or comply with financial, accounting or regulatory reporting matters; and assistance with internal control reporting requirements under Form N-SAR or Form N-CSR.

The Committee has pre-approved the audit-related services listed on Appendix B. The Committee must specifically approve all audit-related services not listed on Appendix B.

IV.	Tax Services

The Committee believes the independent auditors can provide tax services to the Funds, including tax compliance, tax planning, and tax advice, without compromising the auditors’ independence. Therefore, the Committee may grant general pre-approval with respect to tax services historically provided by the Funds’ independent auditors that do not, in the Committee’s view, impair auditor independence and that are consistent with the SEC’s rules on auditor independence.

The Committee will not grant pre-approval if the independent auditors initially recommends a transaction the sole business purpose of which is tax avoidance and the tax treatment of which may not be supported in the Internal Revenue Code and related regulations.

The Committee may consult outside counsel to determine that tax planning and reporting positions are consistent with this Policy.

The Committee has pre-approved the tax-related services listed on Appendix C. The Committee must specifically approve all tax-related services not listed on Appendix C.

V.	Other Services

The Committee believes it may grant approval of non-audit services that are permissible services for independent auditors to a Fund. The Committee has determined to grant general pre-approval to other services that it believes are routine and recurring, do not impair auditor independence, and are consistent with SEC rules on auditor independence.

The Committee has pre-approved the non-audit services listed on Appendix D. The Committee must specifically approve all non-audit services not listed on Appendix D.

A list of the SEC’s prohibited non-audit services is attached to this Policy as Appendix E. The SEC’s rules and relevant guidance should be consulted to determine the precise definitions of these impermissible services and the applicability of exceptions to certain of the SEC’s prohibitions.

VI.	Pre-approval of Fee levels and Budgeted Amounts

The Committee will annually establish pre-approval fee levels or budgeted amounts for audit, audit-related, tax and non-audit services to be provided to the Funds by the independent auditors. Any proposed services exceeding these levels or amounts require the Committee’s specific pre-approval. The Committee considers fees for audit and non-audit services when deciding whether to pre-approve services. The Committee may determine, for a pre-approval period of 12 months, the appropriate ratio between the total amount of fees for the Fund’s audit, audit-related, and tax services (including fees for services provided to Fund affiliates that are subject to pre-approval), and the total amount of fees for certain permissible non-audit services for the Fund classified as other services (including any such services provided to Fund affiliates that are subject to pre-approval).

VII.	Procedures

Requests or applications for services to be provided by the independent auditors will be submitted to management. If management determines that the services do not fall within those services generally pre-approved by the Committee and set out in the appendices to these procedures, management will submit the services to the Committee or its delagee. Any such submission will include a detailed description of the services to be rendered. Notwithstanding this paragraph, the Committee will, on a quarterly basis, receive from the independent auditors a list of services provided for the previous calendar quarter on a cumulative basis by the auditors during the Pre-Approval Period.

VIII.	Delegation

The Committee may delegate pre-approval authority to one or more of the Committee’s members. Any member or members to whom such pre-approval authority is delegated must report any pre-approval decisions, including any pre-approved services, to the Committee at its next scheduled meeting. The Committee will identify any member to whom pre-approval authority is delegated in writing. The member will retain such authority for a period of 12 months from the date of pre-approval unless the Committee determines that a different period is appropriate. The period of delegated authority may be terminated by the Committee or at the option of the member.

IX.	Additional Requirements

The Committee will take any measures the Committee deems necessary or appropriate to oversee the work of the independent auditors and to assure the auditors’ independence from the Funds. This may include reviewing a formal written statement from the independent auditors delineating all relationships between the auditors and the Funds, consistent with Independence Standards Board No. 1, and discussing with the auditors their methods and procedures for ensuring independence.

Part of KPMG’s performance of an audit in accordance with standards of the Public Company Accounting Oversight Board (US) includes their responsibility to maintain and monitor auditor independence with respect to the Voya funds. Using a proprietary system called Sentinel, the audit team is able to identify and manage potential conflicts of interest across the member firms of the KPMG International Network and prevent the provision of prohibited services to the Voya entities that would impair KPMG independence with the respect to the Voya funds. KPMG requests pre-approval from the Voya funds Audit Committee for services provided to the Voya funds and for services to affiliated entities that relate to the financial reporting or nature of operations of the Voya Funds. Additionally, KPMG provides an annual summary of the fees for services that have commenced for Voya funds and Affiliates.

Last Approved: November 11, 2016

Appendix A
Pre-Approved Audit Services for the Pre-Approval Period January 1, 2017 through December 31, 2017

Service	The Fund(s)	Fee Range

Statutory audits or financial audits (including tax services associated with audit services)	√	As presented to Audit Committee[1]

Services associated with SEC registration statements, periodic reports and other documents filed with the SEC or other documents issued in connection with securities offerings (e.g., consents), and assistance in responding to SEC comment letters.	√	Not to exceed $9,750 per filing

Consultations by Fund management with respect to accounting or disclosure treatment of transactions or events and/or the actual or potential effect of final or proposed rules, standards or interpretations by the SEC, Financial Accounting Standards Board, or other regulatory or standard setting bodies.	√	Not to exceed $8,000 during the Pre-Approval Period

Seed capital audit and related review and issuance of consent on the N-2 registration statement	√	Not to exceed $14,750 per audit

Audit of summary portfolio of investments	√	Not to exceed $565 per fund

[1]	For new Funds launched during the Pre-Approval Period, the fee ranges pre-approved will be the same as those for existing Funds, pro-rated in accordance with inception dates as provided in the auditors’ Proposal or any Engagement Letter covering the period at issue. Fees in the Engagement Letter will be controlling.

Appendix B
Pre-Approved Audit-Related Services for the Pre-Approval Period January 1, 2017 through December 31, 2017

Service	The Fund(s)	Fund Affiliates	Fee Range

Services related to Fund mergers (Excludes tax services - See Appendix C for tax services associated with Fund mergers)	√	√	Not to exceed $10,000 per merger

Consultations by Fund management with respect to accounting or disclosure treatment of transactions or events and/or the actual or potential effect of final or proposed rules, standards or interpretations by the SEC, Financial Accounting Standards Board, or other regulatory or standard setting bodies. [Note: Under SEC rules some consultations may be “audit” services and others may be “audit-related” services.]	√		Not to exceed $5,000 per occurrence during the Pre-Approval Period

Review of the Funds’ semi-annual and quarterly financial statements	√		Not to exceed $2,700 per set of financial statements per fund

Reports to regulatory or government agencies related to the annual engagement	√		Up to $5,000 per occurrence during the Pre-Approval Period

Regulatory compliance assistance	√	√	Not to exceed $5,000 per quarter

Training courses		√	Not to exceed $5,000 per course

For Prime Rate Trust, agreed upon procedures for quarterly reports to rating agencies	√		Not to exceed $9,450 per quarter

Appendix C

Pre-Approved Tax Services for the Pre-Approval Period January 1, 2017 through December 31, 2017

Service	The Fund(s)	Fund Affiliates	Fee Range

Preparation of federal and state income tax returns and federal excise tax returns for the Funds including assistance and review with excise tax distributions	√		As presented to Audit Committee[2]

Review of IRC Sections 851(b) and 817(h) diversification testing on a real-time basis	√		As presented to Audit Committee[2]

Assistance and advice regarding year-end reporting for 1099’s, as requested	√		As presented to Audit Committee[2]

Tax assistance and advice regarding statutory, regulatory or administrative developments	√	√	Not to exceed $5,000 for the Funds or for the Funds’ investment adviser during the Pre-Approval Period

[2]	For new Funds launched during the Pre-Approval Period, the fee ranges pre-approved will be the same as those for existing Funds, pro-rated in accordance with inception dates as provided in the auditors’ Proposal or any Engagement Letter covering the period at issue. Fees in the Engagement Letter will be controlling.

Appendix C, continued

Pre-Approved Tax Services for the Pre-Approval Period January 1, 2017 through December 31, 2017

Service	The Fund(s)	Fund Affiliates	Fee Range

Tax training courses		√	Not to exceed $5,000 per course during the Pre-Approval Period

Tax services associated with Fund mergers	√	√	Not to exceed $4,000 per fund per merger during the Pre-Approval Period

Other tax-related assistance and consultation, including, without limitation, assistance in evaluating derivative financial instruments and international tax issues, qualification and distribution issues, and similar routine tax consultations.	√		Not to exceed $120,000 during the Pre-Approval Period

Appendix D
Pre-Approved Other Services for the Pre-Approval Period January 1, 2017 through December 31, 2017

Service	The Fund(s)	Fund Affiliates	Fee Range

Agreed-upon procedures for Class B share 12b-1 programs		√	Not to exceed $60,000 during the Pre-Approval Period

Security counts performed pursuant to Rule 17f-2 of the 1940 Act (i.e., counts for Funds holding securities with affiliated sub-custodians)

Cost to be borne 50% by the Funds and 50% by Voya Investments, LLC.

	√	√	Not to exceed $5,700 per Fund during the Pre-Approval Period

Agreed upon procedures for 15 (c) FACT Books	√		Not to exceed $50,000 during the Pre-Approval Period

Appendix E

Prohibited Non-Audit Services
Dated:    January 1, 2017 to December 31, 2017

•	Bookkeeping or other services related to the accounting records or financial statements of the Funds

•	Financial information systems design and implementation

•	Appraisal or valuation services, fairness opinions, or contribution-in-kind reports

•	Actuarial services

•	Internal audit outsourcing services

•	Management functions

•	Human resources

•	Broker-dealer, investment adviser, or investment banking services

•	Legal services

•	Expert services unrelated to the audit

•	Any other service that the Public Company Accounting Oversight Board determines, by regulation, is impermissible

EXHIBIT A

VOYA ASIA PACIFIC HIGH DIVIDEND EQUITY INCOME FUND

VOYA BALANCED PORTFOLIO, INC.

VOYA EMERGING MARKETS HIGH DIVIDEND EQUITY FUND

VOYA EQUITY TRUST

VOYA FUNDS TRUST

VOYA GLOBAL ADVANTAGE AND PREMIUM OPPORTUNITY FUND

VOYA GLOBAL EQUITY DIVIDEND AND PREMIUM OPPORTUNITY FUND

VOYA GOVERNMENT MONEY MARKET PORTFOLIO

VOYA INFRASTRUCTURE, INDUSTRIALS, AND MATERIALS FUND

VOYA INTERMEDIATE BOND PORTFOLIO

VOYA INTERNATIONAL HIGH DIVIDEND EQUITY INCOME FUND

VOYA INVESTORS TRUST

VOYA MUTUAL FUNDS

VOYA PARTNERS, INC.

VOYA PRIME RATE TRUST

VOYA NATURAL RESOURCES EQUITY INCOME FUND

VOYA SENIOR INCOME FUND

VOYA SEPARATE PORTFOLIOS TRUST

VOYA SERIES FUND, INC.

VOYA STRATEGIC ALLOCATIONS PORTFOLIOS, INC.
VOYA VARIABLE FUNDS

VOYA VARIABLE INSURANCE TRUST

VOYA VARIABLE PORTFOLIOS INC,

VOYA VARIABLE PRODUCTS TRUST

(e)(2)	Percentage of services referred to in 4(b) – (4)(d) that were approved by the audit committee

100% of the services were approved by the audit committee.

(f)	Percentage of hours expended attributable to work performed by other than full time employees of KPMG if greater than 50%

Not applicable.

(g)	Non-Audit Fees: The following table presents (i) the aggregate non-audit fees (i.e., fees for audit-related, tax, and other services) billed to each Registrant by the independent registered public accounting firm for each Registrant’s fiscal years ended December 31, 2017 and December 31, 2016; and (ii) the aggregate non-audit fees billed to the investment adviser, or any of its affiliates that provide ongoing services to the registrant, by the independent registered public accounting firm for the same time periods.

Registrant/Investment Adviser	2017	2016
Voya Strategic Allocation Portfolios, Inc.	$21,825	$21,195
Voya Investments, LLC (1)	$122,200	$93,650

(1) Each Registrant’s investment adviser and any of its affiliates, which are subsidiaries of Voya Financial, Inc.

(h)	Principal Accountants Independence: The Registrant’s Audit committee has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X is compatible with maintaining KPMG’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments.

Schedule in included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a)	Based on our evaluation conducted within 90 days of the filing date, hereof, the design and operation of the registrant’s disclosure controls and procedures are effective to ensure that material information relating to the registrant is made known to the certifying officers by others within the appropriate entities, particularly during the period in which Forms N-CSR are being prepared, and the registrant’s disclosure controls and procedures allow timely preparation and review of the information for the registrant’s Form N-CSR and the officer certifications of such Form N-CSR.

(b)	There were no significant changes in the registrant’s internal controls that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)	The Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.

(a)(2)	A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)) is attached hereto as EX-99.CERT.

(a)(3)	Not applicable.

(b)	The officer certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto as EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): Voya Strategic Allocation Portfolios, Inc.

By	/s/ Shaun P. Mathews
Shaun P. Mathews
President and Chief Executive Officer

Date: March 9, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Shaun P. Mathews
Shaun P. Mathews
President and Chief Executive Officer

Date: March 9, 2018

By	/s/ Todd Modic
Todd Modic
Senior Vice President and Chief Financial Officer

Date: March 9, 2018